UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number:	811-22632

Exact name of registrant as specified in charter:	PGIM High Yield Bond Fund, Inc.

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	7/31/2021
(The Fund changed its fiscal year end from May 31)

Date of reporting period:	7/31/2021

Item 1 – Reports to Stockholders

PGIM HIGH YIELD BOND FUND, INC.

ANNUAL REPORT

JULY 31, 2021

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PGIM is a Prudential Financial Company. © 2021 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder,

We hope you find the annual report for the PGIM High Yield Bond Fund, Inc. informative and useful. The report covers performance for the period that ended July 31, 2021.

The COVID-19 pandemic had a significant impact on the global economy and markets early in 2020, but a dramatic recovery was underway as the summer began. The Federal Reserve slashed interest rates to encourage borrowing. Congress passed stimulus bills worth several trillion dollars to help consumers and businesses. And several effective COVID-19 vaccines received regulatory approval later in the year.

At the start of the period, stocks had recovered most of the steep losses they had suffered at the onset of the pandemic. Equities rallied as states reopened their economies but became more volatile in the fall as investors worried that a surge in COVID-19 infections would stall the recovery. However, rising corporate profits and economic growth, the resolution of the US presidential election, and the global rollout of approved vaccines lifted equity markets to record levels, helping stocks around the globe post gains for the full period.

Much of the bond market performed well during the period as investors sought safety in fixed income. While investment-grade bonds in the US declined slightly as the economy recovered, global bonds and emerging market debt rose. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low at the beginning of the period, but longer-term interest rates moved higher later on as investors began to focus on stronger economic growth and the prospects of higher inflation. The Fed also took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM High Yield Bond Fund, Inc.

September 15, 2021

PGIM High Yield Bond Fund, Inc.	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance and assume the reinvestment of all dividends. Past performance does not guarantee future results. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments.

Subsequent to May 31, 2021, the Fund’s fiscal and tax year changed from an annual reporting period that ends May 31 to one that ends July 31. As a result of this change, shareholders are being provided with a short-period annual report, including audited financial statements, for the two-month period from June 1, 2021, through July 31, 2021. Please see page 7 for a more detailed look at the prevailing economic and market conditions during the 12-month period that ended July 31, 2021, and to learn how those conditions have affected Fund performance.

Investment Objective

The Fund’s investment objective is to provide a high level of current income.

Performance Snapshot as of 7/31/21
Price per Share	Total Return for 2 Months Ended 7/31/21*
$17.22 (NAV)	1.64%
$16.19 (Market Price)	1.35%

*Subsequent to May 31, 2021, the Fund’s fiscal and tax year changed from an annual reporting period that ends May 31 to one that ends July 31.

	Average Annual Total Returns as of 7/31/21
	One Year (%)	Five Years (%)	Since Inception (%)
Net Asset Value (NAV)	16.28	7.85	6.73 (4/30/12)
Market Price	28.39	8.56	6.22 (4/30/12)
Bloomberg US High Yield 1% Issuer Capped Index
	10.70	6.83	6.44

Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

Total returns are based on changes in net asset value (NAV) or market price, respectively. NAV total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV. Market Price total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Key Fund Statistics as of 7/31/21
Duration	4.7 years	Average Maturity	6.3 years

Duration shown includes the impact of leverage. Duration measures investment risk that takes into account both a bond’s interest payments and its value to maturity. Average Maturity is the average number of years to maturity of the bonds in the Fund’s portfolio.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund with a similar investment in the Bloomberg US High Yield 1% Issuer Capped Index by portraying the initial account values at the commencement of operations (April 30, 2012) and the account values at the end of the current fiscal year (July 31, 2021) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM High Yield Bond Fund, Inc.	5

Your Fund’s Performance (continued)

Credit Quality expressed as a percentage of total investments as of 7/31/21%
BBB	6.1
BB	45.1
B	30.9
CCC	10.0
Not Rated	4.4
Cash/Cash Equivalents	3.5
Total Investments	100.0

Credit ratings reflect the highest rating assigned by an NRSRO such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Yield and Dividends as of 7/31/21
Total Monthly Dividends Paid per Share for Period*	Current Monthly Dividend Paid per Share	Yield at Market Price as of 7/31/21
$0.21	$0.105	7.78%

Yield at Market Price is the annualized rate determined by dividing the current monthly dividend paid per share by the market price per share as of July 31, 2021.

*The data represents total dividends paid from May 31, 2021 to July 31, 2021.

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Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM High Yield Bond Fund, Inc.’s shares returned 28.39% based on market price and 16.28% based on net asset value (NAV) in the 12-month period that ended July 31, 2021. For the same 12-month period that ended July 31, 2021, the Bloomberg US High Yield 1% Issuer Capped Index (the Index) returned 10.70%.

What were the market conditions?

•

US high yield bonds posted strong gains during the 12-month period that ended July 31, 2021, with spreads declining to a multi-year low, driven by positive COVID-19 vaccine news, an accelerated economic recovery, higher-than-expected corporate earnings, and ongoing monetary and fiscal stimulus programs. Low and range-bound nominal interest rates continued to support risk sentiment and an ongoing search for yield.

•

While flows into high yield bond mutual funds turned negative during the last seven months of the period, strong demand from institutional accounts and a new-issue calendar consisting mostly of refinancing activity provided a strong technical backdrop for the asset class. Meanwhile, fundamentals improved markedly from their pandemic lows as default rates declined, credit quality improved, and earnings continued to surprise to the upside through the first half of 2021.

•

After posting inflows of $45 billion during 2020, high yield bond mutual funds saw more than $14 billion of outflows during the first seven months of 2021. For the 12-month period that ended July 31, 2021, spreads on the Index tightened 203 basis points (bps) to 299 bps. For perspective, spreads ended the 12-month period that ended July 31, 2021, 42 bps tighter than at the start of 2020 after widening to a pandemic high of 1,100 bps in March 2020. (One basis point equals 0.01%.)

•

By quality, lower-quality (CCC-rated) credits significantly outperformed their higher-quality (BB-rated and B-rated) peers during the 12-month period that ended July 31, 2021, as many of the higher-beta and COVID-19-impacted sectors that should benefit from strong growth and a further reopening of the economy outperformed. (Beta is a measure of the volatility or risk of a security or portfolio compared to the market or index.) Airlines, energy, retail, aerospace, and media sectors saw strong performance, while more defensive sectors lagged.

•

The high yield primary market remained active, as issuers continued to take advantage of the low yield environment to push out maturities and lower their cost of capital. After issuing a record $450 billion in high yield bonds during 2020, US companies issued another $330 billion through the first seven months of 2021.

•	The par-weighted US high yield default rate, including distressed exchanges, ended July 2021 at a 20-month low of 1.10%, down 502 bps year over year, according to JP Morgan.

PGIM High Yield Bond Fund, Inc.	7

Strategy and Performance Overview (continued)

What worked?

•

Having more beta in the portfolio on average over the 12-month period that ended July 31, 2021 than the Index was the largest contributor to the Fund’s performance, as the high yield market continued to rally from the pandemic-induced crisis experienced in March and April of 2020.

•

Overall security selection was a large contributor to the Fund’s returns for the 12-month period that ended July 31, 2021. Specifically, security selection in the upstream and midstream energy, telecom, gaming/lodging/leisure, and automotive industries contributed positively to the Fund’s returns.

•

In individual security selection, the Fund’s overweights in Chesapeake Energy Corp. (upstream energy), Nabors Industries Ltd. (upstream energy), and Ferrellgas Partners LP (midstream energy) (relative to the Index) all contributed to performance.

•	While overall sector allocation detracted from performance, overweights to the upstream energy, gaming/lodging/leisure, and aerospace & defense industries boosted performance.

What didn’t work?

•	Security selection within the healthcare & pharmaceutical, electric utilities, and cable & satellite industries detracted from the Fund’s results.

•

In individual security selection, the Fund’s overweights in Diamond Sports Group LLC (media & entertainment), Intelsat Jackson Holdings SA (cable & satellite), Bausch Health Americas Inc. (healthcare & pharmaceutical), and Calpine Corp. (electric utilities) (relative to the Index) detracted from performance.

•	Overall sector allocation hurt performance, with overweights to the cable & satellite, telecom, media & entertainment, and electric utilities industries being the largest detractors.

How did the Fund’s borrowing (leverage) strategy affect its performance?

The Fund’s use of leverage contributed positively to NAV performance and shareholder distributions, as both the returns and income earned on the securities purchased exceeded the cost of borrowing. As of the end of the 12-month period that ended July 31, 2021, the Fund had borrowed $181 million and was about 24.0% leveraged. During the 12-month period that ended July 31, 2021, the average amount of leverage utilized by the Fund was about 24.8%.

What was the impact of the Fund’s distribution policy?

The Fund’s level distribution policy is utilized to maintain a relatively stable level of distributions to shareholders. This policy has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. However, PGIM Investments believes the policy helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV. For the two months ended July 31, 2021, the tax character of dividends paid include an ordinary income distribution of $5,937,281 and a tax return of capital distribution of $1,046,631 or 14.99% of the total distribution of $6,983,912 which had no material impact on the NAV during the reporting period. For the fiscal year ended May 31, 2021, the tax

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Strategy and Performance Overview (continued)

character of dividends paid include an ordinary income distribution of $37,167,898 and a tax return of capital distribution of $4,735,574 or 11.30% of the total distribution of $41,903,472 which had no material impact on the NAV during the reporting period.

Did the Fund use derivatives?

The Fund used credit derivatives to manage its overall risk profile during the 12-month period that ended July 31, 2021. The impact was modestly negative. In addition, the Fund traded foreign exchange derivatives, which had a negative impact.

Current outlook

•

PGIM Fixed Income remains constructive on high yield bonds, given the enormous monetary and fiscal responses seen to date, and continues to expect spreads to tighten over the medium term. Optimism around the COVID-19 vaccines, an ongoing search for yield, a decline in defaults, and a market that is of higher quality than before the pandemic crisis are among the factors that PGIM Fixed Income expects to drive spread compression going forward.

•

PGIM Fixed Income has reduced its base-case default expectations to 0.9% over the next 12 months and to 1.0% for the following 12 months. This optimism is tempered modestly by COVID-19 mutations and the rapidly expanding Delta variant, which are likely to cause growth to slow in regions around the globe that are not well vaccinated, as well as higher-than-expected inflation leading to an increasingly hawkish Fed, tensions with China and other geopolitical risks, and/or a materially higher US tax regime on corporations and higher-income individuals.

•

In terms of positioning, PGIM Fixed Income believes BB-rated bonds are attractive on a relative-value basis and is selectively adding exposure. The Fund is currently underweight in BB-rated bonds (relative to the Index), but PGIM Fixed Income is selectively adding exposure. Overweights include independent power producers, housing, gaming, chemicals, and autos.

Benchmark Definitions

Bloomberg US High Yield 1% Issuer Capped Index—The Bloomberg US High Yield 1% Issuer Capped Index (the Index) is an unmanaged index which covers the universe of US non-investment-grade debt. Issuers are capped at 1% of the Index.

Investors cannot invest directly in an index.

Looking for additional information?

The Fund is traded on the New York Stock Exchange (NYSE) under the symbol “ISD” and its closing market price is available on most financial websites under the NYSE listings. The daily NAV is available online under the symbol “XISDX” on most financial websites. Barron’s and The Wall Street Journal ’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues press releases that can be found on most major financial websites as well as on pgim.com/investments.

PGIM High Yield Bond Fund, Inc.	9

Schedule of Investments

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 125.3%

BANK LOANS 11.0%

Airlines 0.6%
American Airlines, Inc.,
Initial Term Loan, 3 Month LIBOR + 4.750%	5.500%(c)	04/20/28	1,246	$1,278,707
United Airlines, Inc.,
Class B Term Loan, 1 Month LIBOR + 3.750%	4.500(c)	04/21/28	2,214	2,216,295

				3,495,002

Chemicals 1.2%
Hexion, Inc.,
Senior Secured Term B Loan, 3 Month LIBOR + 3.500%	3.650(c)	07/01/26	1,477	1,473,693
Solenis International LP,
First Lien Initial Dollar Term Loan, 3 Month LIBOR + 4.000%	4.135(c)	06/26/25	3,613	3,608,465
Second Lien Initial Term Loan, 3 Month LIBOR + 8.500%	8.635(c)	06/26/26	1,875	1,875,000

				6,957,158

Commercial Services 0.2%
Verscend Holding Corp.,
New Term Loan B, 1 Month LIBOR + 4.000%	4.092(c)	08/27/25	1,000	997,750

Computers 1.4%
Everi Payments, Inc.,
Term Loan, 1 Month LIBOR + 10.500%^	11.500(c)	05/09/24	124	128,700
McAfee LLC,
Term B USD Loan, 1 Month LIBOR + 3.750%	3.840(c)	09/30/24	6,381	6,368,839
Peraton Corp.,
First Lien Term B Loan, 1 Month LIBOR + 3.750%	4.500(c)	02/01/28	1,706	1,702,172

				8,199,711

Electric 0.3%
Heritage Power LLC,
Term Loan B, 6 Month LIBOR + 6.000%^	7.000(c)	07/30/26	2,107	1,896,300

Electronics 0.1%
Tech Data Corp.,
Non-FILO Term Loan, 1 Month LIBOR + 3.500%	3.592(c)	06/30/25	744	744,655

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.     11

Schedule of Investments  (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Engineering & Construction 0.0%
Landry’s Finance Acquisition Co., 2020 Initial Term Loan, 3 Month LIBOR + 12.000%^	13.000%(c)	10/04/23	60	$66,441

Entertainment 0.2%
Scientific Games International, Inc.,
Initial Term B-5 Loan, 1 Month LIBOR + 2.750%	2.842(c)	08/14/24	294	289,025
Twin River Worldwide Holdings, Inc.,
Term B-1 Facility Loan, 3 Month LIBOR + 8.000%	9.000(c)	05/10/26	520	547,687

				836,712

Insurance 0.4%
Asurion LLC,
Replacement B-6 Term Loan, 1 Month LIBOR + 3.000%	3.092(c)	11/03/23	212	209,685
Term Loan	— (p)	01/15/29	1,990	1,980,050

				2,189,735

Media 0.2%
Diamond Sports Group LLC,
Term Loan, 1 Month LIBOR + 3.250%	3.360(c)	08/24/26	219	120,487
iHeartCommunications, Inc.,
New Term Loan, 1 Month LIBOR + 3.000%	3.092(c)	05/01/26	1,153	1,135,928

				1,256,415

Oil & Gas 0.9%
Ascent Resources Utica Holdings LLC,
Second Lien Term Loan, 3 Month LIBOR + 9.000%	10.000(c)	11/01/25	3,340	3,653,125
Citgo Holding, Inc.,
Term Loan, 3 Month LIBOR + 7.000%	8.000(c)	08/01/23	565	557,876
Citgo Petroleum Corp., 2019 Incremental Term B Loan, 3 Month LIBOR + 6.250%	7.250(c)	03/28/24	780	780,204

				4,991,205

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Pharmaceuticals 0.3%
Change Healthcare Holdings LLC,
Closing Date Term Loan, 1 Month LIBOR + 2.500%	3.500%(c)	03/01/24	991	$989,498
Gainwell Acquisition Corp.,
Term B Loan, 3 Month LIBOR + 4.000%	4.750(c)	10/01/27	846	843,988

				1,833,486

Retail 0.3%
EG America LLC (United Kingdom),
Project Becker Additional Facility, 3 Month LIBOR + 4.250%	4.750(c)	03/31/26	342	342,218
Great Outdoors Group, LLC,
Term B-1 Loan, 3 Month LIBOR + 4.250%	5.000(c)	03/06/28	1,219	1,218,875

				1,561,093

Software 2.9%
Camelot Co. (Luxembourg),
Amendment No. 2 Incremental Term Loan, 1 Month
LIBOR + 3.000%	4.000(c)	10/31/26	766	761,362
Dun & Bradstreet Corp.,
Term Loan B, 1 Month LIBOR + 3.250%	3.336(c)	02/06/26	1,373	1,360,372
Finastra USA, Inc.,
Dollar Term Loan (Second Lien), 3 Month LIBOR + 7.250%	8.250(c)	06/13/25	1,400	1,407,218
First Lien Dollar Term Loan, 3 Month LIBOR + 3.500%	4.500(c)	06/13/24	3,783	3,712,776
Greeneden U.S. Holdings II LLC,
B-4 Dollar Term Loan, 1 Month LIBOR + 4.000%	4.750(c)	12/01/27	498	497,589
Informatica LLC,
Second Lien Initial Loan	7.125	02/25/25	675	688,500
Rackspace Technology Global, Inc.,
Term B Loan, 3 Month LIBOR + 2.750%	3.500(c)	02/09/28	574	566,393
Skillsoft Finance II, Inc.,
Initial Term Loan, 3 Month LIBOR + 4.750%	5.500(c)	07/31/28	1,025	1,028,203
TIBCO Software, Inc.,
Second Lien Term Loan, 1 Month LIBOR + 7.250%	7.350(c)	03/03/28	3,025	3,055,250
Term Loan B-3, 1 Month LIBOR + 3.750%	3.850(c)	07/03/26	3,368	3,326,941

				16,404,604

Telecommunications 2.0%
Crown Subsea Communications Holding, Inc.,
Initial Term Loan, 1 Month LIBOR + 5.000%	5.750(c)	04/27/27	587	589,376

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.     13

Schedule of Investments  (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Telecommunications (cont’d.)
Intelsat Jackson Holdings SA (Luxembourg),
SuperPriority Secured DIP Term Loan, 3 Month LIBOR
+ 5.500%	6.500%(c)	07/13/22	688	$691,799
Tranche B-5 Term Loan	8.625	01/02/24	4,795	4,869,322
West Corp.,
Initial Term B Loan, 3 Month LIBOR + 4.000%	5.000(c)	10/10/24	3,509	3,418,107
Xplornet Communications, Inc. (Canada),
Initial Term Loan, 1 Month LIBOR + 4.750%	4.842(c)	06/10/27	1,757	1,757,250

				11,325,854

TOTAL BANK LOANS
(cost $62,150,132)				62,756,121

CORPORATE BONDS 111.0%

Advertising 0.8%
National CineMedia LLC,
Sr. Sec’d. Notes, 144A(aa)	5.875	04/15/28	875	824,411
Sr. Unsec’d. Notes(aa)	5.750	08/15/26	1,125	935,546
Terrier Media Buyer, Inc.,
Gtd. Notes, 144A	8.875	12/15/27	2,430	2,598,983

				4,358,940

Aerospace & Defense 2.2%
Boeing Co. (The),
Sr. Unsec’d. Notes(aa)	5.150	05/01/30	2,200	2,619,138
Sr. Unsec’d. Notes(aa)	5.805	05/01/50	3,150	4,292,614
Sr. Unsec’d. Notes	5.930	05/01/60	250	346,782
Spirit AeroSystems, Inc.,
Sec’d. Notes, 144A	7.500	04/15/25	1,200	1,273,526
SSL Robotics LLC,
Sr. Sec’d. Notes, 144A	9.750	12/31/23	794	872,641
TransDigm, Inc.,
Gtd. Notes(aa)	5.500	11/15/27	2,300	2,374,900
Gtd. Notes, 144A	4.625	01/15/29	800	799,423

				12,579,024

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Agriculture 0.3%
Vector Group Ltd.,
Gtd. Notes, 144A	10.500%	11/01/26	550	$584,800
Sr. Sec’d. Notes, 144A	5.750	02/01/29	1,025	1,042,855

				1,627,655

Airlines 1.1%
American Airlines, Inc.,
Sr. Sec’d. Notes, 144A	11.750	07/15/25	250	312,500
American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
Sr. Sec’d. Notes, 144A	5.500	04/20/26	1,450	1,517,087
Sr. Sec’d. Notes, 144A	5.750	04/20/29	1,550	1,675,937
Hawaiian Brand Intellectual Property
Ltd./HawaiianMiles Loyalty Ltd.,
Sr. Sec’d. Notes, 144A	5.750	01/20/26	575	602,618
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A	4.375	04/15/26	1,080	1,111,054
Sr. Sec’d. Notes, 144A	4.625	04/15/29	830	854,063

				6,073,259

Apparel 0.5%
Hanesbrands, Inc.,
Gtd. Notes, 144A	5.375	05/15/25	500	524,447
William Carter Co. (The),
Gtd. Notes, 144A(aa)	5.500	05/15/25	1,200	1,263,407
Wolverine World Wide, Inc.,
Gtd. Notes, 144A	5.000	09/01/26	450	461,534
Gtd. Notes, 144A	6.375	05/15/25	550	590,403

				2,839,791

Auto Manufacturers 2.7%
Allison Transmission, Inc.,
Sr. Unsec’d. Notes, 144A	5.875	06/01/29	969	1,062,311
Ford Motor Co.,
Sr. Unsec’d. Notes(aa)	4.750	01/15/43	3,675	4,034,852
Sr. Unsec’d. Notes(aa)	5.291	12/08/46	3,300	3,774,979
Sr. Unsec’d. Notes	9.000	04/22/25	1,200	1,476,738
Sr. Unsec’d. Notes	9.625	04/22/30	1,140	1,642,798
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	4.000	11/13/30	400	423,056
Sr. Unsec’d. Notes	5.584	03/18/24	310	337,798

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.     15

Schedule of Investments  (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Auto Manufacturers (cont’d.)
Jaguar Land Rover Automotive PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A	7.750%	10/15/25		1,000	$1,090,701
PM General Purchaser LLC,
Sr. Sec’d. Notes, 144A	9.500	10/01/28		1,325	1,391,071

					15,234,304

Auto Parts & Equipment 1.9%
Adient Global Holdings Ltd.,
Gtd. Notes, 144A	4.875	08/15/26		2,725	2,786,346
Adient US LLC,
Sr. Sec’d. Notes, 144A	9.000	04/15/25		275	300,705
American Axle & Manufacturing, Inc.,
Gtd. Notes(aa)	6.250	04/01/25		507	524,112
Gtd. Notes(aa)	6.250	03/15/26		686	706,999
Gtd. Notes(aa)	6.500	04/01/27		1,000	1,052,105
Gtd. Notes	6.875	07/01/28		406	439,497
Cooper-Standard Automotive, Inc.,
Gtd. Notes, 144A	5.625	11/15/26		1,090	1,004,223
Dana Financing Luxembourg Sarl,
Gtd. Notes, 144A	5.750	04/15/25		500	516,152
Dana, Inc.,
Sr. Unsec’d. Notes	4.250	09/01/30		250	259,562
Sr. Unsec’d. Notes	5.375	11/15/27		200	211,626
Sr. Unsec’d. Notes	5.625	06/15/28		750	806,778
Tenneco, Inc.,
Sr. Sec’d. Notes, 144A	5.125	04/15/29		1,675	1,728,380
Sr. Sec’d. Notes, 144A	7.875	01/15/29		175	197,784
Titan International, Inc.,
Sr. Sec’d. Notes, 144A	7.000	04/30/28		600	625,069

					11,159,338

Banks 0.8%
Citigroup, Inc.,
Jr. Sub. Notes	3.875(ff)	02/18/26	(oo)	625	640,910
Freedom Mortgage Corp.,
Sr. Unsec’d. Notes, 144A	7.625	05/01/26		700	718,284
Popular, Inc. (Puerto Rico),
Sr. Unsec’d. Notes	6.125	09/14/23		2,875	3,103,268

					4,462,462

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Biotechnology 0.0%
HCRX Investments Holdco LP, Sr. Unsec’d. Notes, 144A	4.500%	08/01/29	150	$153,081

Building Materials 2.3%
Builders FirstSource, Inc., Gtd. Notes, 144A	4.250	02/01/32	75	76,755
Cornerstone Building Brands, Inc., Gtd. Notes, 144A	6.125	01/15/29	900	961,190
Griffon Corp., Gtd. Notes	5.750	03/01/28	1,455	1,532,365
JELD-WEN, Inc., Gtd. Notes, 144A	4.625	12/15/25	701	714,315
Masonite International Corp.,
Gtd. Notes, 144A	3.500	02/15/30	375	377,819
Gtd. Notes, 144A	5.375	02/01/28	205	218,011
Patrick Industries, Inc., Gtd. Notes, 144A	7.500	10/15/27	825	896,943
Sr. Unsec’d. Notes, 144A	4.750	05/01/29	525	535,796
SRM Escrow Issuer LLC, Sr. Sec’d. Notes, 144A	6.000	11/01/28	1,550	1,660,365
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A	3.375	01/15/31	625	604,154
Sr. Unsec’d. Notes, 144A(aa)	4.375	07/15/30	875	899,820
Sr. Unsec’d. Notes, 144A(aa)	4.750	01/15/28	1,975	2,055,394
Sr. Unsec’d. Notes, 144A	5.000	02/15/27	370	382,987
Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes, 144A	5.250	01/15/29	230	243,880
Gtd. Notes, 144A(aa)	6.500	03/15/27	1,400	1,477,005
U.S. Concrete, Inc., Gtd. Notes, 144A	5.125	03/01/29	450	492,952

				13,129,751

Chemicals 4.1%
Ashland LLC, Gtd. Notes(aa)	6.875	05/15/43	2,125	2,711,146
Axalta Coating Systems LLC, Gtd. Notes, 144A	3.375	02/15/29	550	541,101
Chemours Co. (The),
Gtd. Notes(aa)	7.000	05/15/25	1,970	2,033,286
Gtd. Notes, 144A	5.750	11/15/28	1,225	1,299,427

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.     17

Schedule of Investments  (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Chemicals (cont’d.)
Cornerstone Chemical Co., Sr. Sec’d. Notes, 144A	6.750%	08/15/24	2,255	$2,034,046
Hexion, Inc., Gtd. Notes, 144A	7.875	07/15/27	900	965,987
Ingevity Corp., Gtd. Notes, 144A	3.875	11/01/28	400	400,045
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A(aa)	4.875	06/01/24	1,100	1,162,460
Rain CII Carbon LLC/CII Carbon Corp.,
Sec’d. Notes, 144A	7.250	04/01/25	1,400	1,446,010
SCIH Salt Holdings, Inc.,
Sr. Unsec’d. Notes, 144A	6.625	05/01/29	425	420,750
TPC Group, Inc.,
Sr. Sec’d. Notes, 144A	10.500	08/01/24	2,050	2,018,994
Sr. Sec’d. Notes, 144A	10.875	08/01/24	505	547,257
Tronox, Inc.,
Gtd. Notes, 144A	4.625	03/15/29	1,175	1,196,293
Sr. Sec’d. Notes, 144A	6.500	05/01/25	1,335	1,413,676
Valvoline, Inc.,
Gtd. Notes, 144A	4.250	02/15/30	460	477,817
Sr. Unsec’d. Notes, 144A	3.625	06/15/31	425	422,879
Venator Finance Sarl/Venator Materials LLC,
Gtd. Notes, 144A	5.750	07/15/25	2,577	2,479,774
Sr. Sec’d. Notes, 144A	9.500	07/01/25	1,040	1,159,432
W.R. Grace & Co.,
Gtd. Notes, 144A	4.875	06/15/27	600	633,845
W.R. Grace & Co.-Conn.,
Gtd. Notes, 144A	5.625	10/01/24	100	111,101

				23,475,326

Coal 0.1%
Coronado Finance Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A	10.750	05/15/26	500	535,034

Commercial Services 5.6%
Adtalem Global Education, Inc.,
Sr. Sec’d. Notes, 144A	5.500	03/01/28	550	564,381
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625	07/15/26	430	455,761
Sr. Unsec’d. Notes, 144A	6.000	06/01/29	750	753,322

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Commercial Services (cont’d.)
Allied Universal Holdco LLC/Allied Universal Finance Corp., (cont’d.)
Sr. Unsec’d. Notes, 144A(aa)	9.750%	07/15/27		2,400	$2,634,971
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl,
Sr. Sec’d. Notes, 144A	4.625	06/01/28		860	862,553
Sr. Sec’d. Notes, 144A	4.625	06/01/28		1,065	1,064,040
Alta Equipment Group, Inc.,
Sec’d. Notes, 144A	5.625	04/15/26		500	515,749
AMN Healthcare, Inc.,
Gtd. Notes, 144A	4.000	04/15/29		775	794,212
Gtd. Notes, 144A	4.625	10/01/27		400	416,493
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes, 144A	4.750	04/01/28		1,295	1,314,950
Avis Budget Finance PLC,
Gtd. Notes	4.750	01/30/26	EUR	275	332,061
Brink’s Co. (The),
Gtd. Notes, 144A(aa)	5.500	07/15/25		400	420,699
Carriage Services, Inc.,
Gtd. Notes, 144A	4.250	05/15/29		400	399,760
CoreLogic, Inc.,
Sr. Sec’d. Notes, 144A	4.500	05/01/28		600	598,417
Gartner, Inc.,
Gtd. Notes, 144A	3.625	06/15/29		425	435,489
Gtd. Notes, 144A	3.750	10/01/30		325	334,877
Metis Merger Sub LLC,
Sr. Unsec’d. Notes, 144A	6.500	05/15/29		1,375	1,348,059
NESCO Holdings II, Inc.,
Sec’d. Notes, 144A	5.500	04/15/29		900	930,359
Nielsen Finance LLC/Nielsen Finance Co.,
Gtd. Notes, 144A	4.500	07/15/29		400	403,362
Gtd. Notes, 144A	5.625	10/01/28		610	644,223
Gtd. Notes, 144A	5.875	10/01/30		425	465,573
Sr. Unsec’d. Notes, 144A	4.750	07/15/31		325	327,941
Service Corp. International,
Sr. Unsec’d. Notes	4.000	05/15/31		1,425	1,474,637
United Rentals North America, Inc.,
Gtd. Notes	3.750	01/15/32		575	575,000
Gtd. Notes	4.000	07/15/30		375	389,908
Gtd. Notes(aa)	4.875	01/15/28		7,025	7,427,073
Gtd. Notes(aa)	5.250	01/15/30		675	737,789

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.     19

Schedule of Investments  (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Commercial Services (cont’d.)
Verscend Escrow Corp.,
Sr. Unsec’d. Notes, 144A(aa)	9.750%	08/15/26	5,105	$5,392,840

				32,014,499

Computers 1.6%
Banff Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	9.750	09/01/26	4,585	4,823,001
Dell International LLC/EMC Corp.,
Gtd. Notes, 144A	7.125	06/15/24	470	480,806
NCR Corp.,
Gtd. Notes, 144A	5.000	10/01/28	550	566,905
Gtd. Notes, 144A	5.125	04/15/29	825	859,096
Gtd. Notes, 144A	5.250	10/01/30	350	367,343
Gtd. Notes, 144A(aa)	5.750	09/01/27	1,000	1,056,117
Gtd. Notes, 144A	8.125	04/15/25	350	380,311
Tempo Acquisition LLC/Tempo Acquisition Finance Corp.,
Sr. Sec’d. Notes, 144A	5.750	06/01/25	375	395,978

				8,929,557

Distribution/Wholesale 0.5%
Avient Corp.,
Sr. Unsec’d. Notes, 144A	5.750	05/15/25	870	915,677
H&E Equipment Services, Inc.,
Gtd. Notes, 144A	3.875	12/15/28	1,800	1,786,322

				2,701,999

Diversified Financial Services 3.8%
Alliance Data Systems Corp.,
Gtd. Notes, 144A	4.750	12/15/24	1,075	1,106,026
goeasy Ltd. (Canada),
Gtd. Notes, 144A	4.375	05/01/26	525	540,868
Gtd. Notes, 144A	5.375	12/01/24	500	518,374
Home Point Capital, Inc.,
Gtd. Notes, 144A	5.000	02/01/26	700	645,614
Jefferies Finance LLC/JFIN Co-Issuer Corp.,
Sr. Unsec’d. Notes, 144A	5.000	08/15/28	1,075	1,100,304
LD Holdings Group LLC,
Gtd. Notes, 144A	6.125	04/01/28	450	446,741

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)
LPL Holdings, Inc.,
Gtd. Notes, 144A	4.000%	03/15/29	1,375	$1,395,340
Gtd. Notes, 144A	4.375	05/15/31	100	102,368
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A	5.125	12/15/30	1,275	1,280,585
Gtd. Notes, 144A	5.500	08/15/28	2,645	2,687,934
Gtd. Notes, 144A(aa)	6.000	01/15/27	1,850	1,933,304
OneMain Finance Corp.,
Gtd. Notes	4.000	09/15/30	500	498,563
Gtd. Notes	6.625	01/15/28	500	578,061
Gtd. Notes(aa)	6.875	03/15/25	750	852,128
Gtd. Notes(aa)	7.125	03/15/26	5,498	6,470,453
PennyMac Financial Services, Inc.,
Gtd. Notes, 144A	4.250	02/15/29	575	557,507
Gtd. Notes, 144A	5.375	10/15/25	800	839,767

				21,553,937

Electric 4.6%
Calpine Corp.,
Sr. Unsec’d. Notes, 144A	4.625	02/01/29	1,100	1,092,242
Sr. Unsec’d. Notes, 144A	5.000	02/01/31	1,975	1,994,764
Sr. Unsec’d. Notes, 144A(aa)	5.125	03/15/28	5,950	6,032,536
Keystone Power Pass-Through Holders LLC/Conemaugh Power Pass-Through Holders,
Gtd. Notes, 144A	9.000	12/01/23	29	28,000
Sub. Notes, 144A, Cash coupon 13.000% or PIK N/A	13.000	06/01/24	333	258,161
NRG Energy, Inc.,
Gtd. Notes(aa)	5.750	01/15/28	2,975	3,160,847
Gtd. Notes	7.250	05/15/26	75	77,992
Gtd. Notes, 144A	3.375	02/15/29	200	200,116
Gtd. Notes, 144A	3.625	02/15/31	600	605,288
Gtd. Notes, 144A	5.250	06/15/29	800	858,239
PG&E Corp.,
Sr. Sec’d. Notes(aa)	5.000	07/01/28	1,625	1,587,543
Sr. Sec’d. Notes(aa)	5.250	07/01/30	2,135	2,082,307
Vistra Operations Co. LLC,
Gtd. Notes, 144A(aa)	5.000	07/31/27	1,100	1,136,605
Gtd. Notes, 144A(aa)	5.625	02/15/27	6,700	6,956,442
Sr. Unsec’d. Notes, 144A	4.375	05/01/29	500	512,893

				26,583,975

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.     21

Schedule of Investments  (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electrical Components & Equipment 0.4%
Energizer Holdings, Inc.,
Gtd. Notes, 144A	4.375%	03/31/29	200	$200,935
WESCO Distribution, Inc.,
Gtd. Notes, 144A	7.125	06/15/25	650	700,315
Gtd. Notes, 144A(aa)	7.250	06/15/28	1,130	1,258,916

				2,160,166

Electronics 0.3%
Brightstar Escrow Corp.,
Sr. Sec’d. Notes, 144A	9.750	10/15/25	755	811,588
Sensata Technologies BV,
Gtd. Notes, 144A	4.000	04/15/29	475	488,396
Sensata Technologies, Inc.,
Gtd. Notes, 144A	3.750	02/15/31	260	261,950

				1,561,934

Engineering & Construction 0.4%
AECOM,
Gtd. Notes(aa)	5.125	03/15/27	830	923,717
PowerTeam Services LLC,
Sr. Sec’d. Notes, 144A	9.033	12/04/25	700	772,953
TopBuild Corp.,
Gtd. Notes, 144A	3.625	03/15/29	500	500,159

				2,196,829

Entertainment 5.1%
AMC Entertainment Holdings, Inc.,
Sec’d. Notes, 144A, Cash coupon 10.000% or PIK 12.000% or Cash coupon 5.000% and PIK 6.000%	12.000	06/15/26	580	517,404
Bally’s Corp.,
Gtd. Notes, 144A	6.750	06/01/27	1,520	1,643,606
Caesars Entertainment, Inc.,
Sr. Sec’d. Notes, 144A	6.250	07/01/25	1,685	1,777,673
Sr. Unsec’d. Notes, 144A	8.125	07/01/27	195	214,722
Caesars Resort Collection LLC/CRC Finco, Inc.,
Gtd. Notes, 144A	5.250	10/15/25	1,950	1,964,775
CCM Merger, Inc.,
Sr. Unsec’d. Notes, 144A	6.375	05/01/26	275	289,381
Cedar Fair LP,
Gtd. Notes	5.250	07/15/29	275	279,820

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Entertainment (cont’d.)
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op,
Gtd. Notes	6.500%	10/01/28	675	$725,848
Churchill Downs, Inc.,
Gtd. Notes, 144A	4.750	01/15/28	350	363,729
Gtd. Notes, 144A	5.500	04/01/27	275	286,162
Everi Holdings, Inc.,
Gtd. Notes, 144A	5.000	07/15/29	175	178,990
Golden Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	7.625	04/15/26	2,275	2,416,210
International Game Technology PLC,
Sr. Sec’d. Notes, 144A	5.250	01/15/29	600	640,497
Sr. Sec’d. Notes, 144A	6.500	02/15/25	2,110	2,354,820
Jacobs Entertainment, Inc.,
Sec’d. Notes, 144A	7.875	02/01/24	2,500	2,603,177
Merlin Entertainments Ltd. (United Kingdom),
Sec’d. Notes, 144A	5.750	06/15/26	200	208,153
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp.,
Sr. Sec’d. Notes, 144A	4.875	05/01/29	825	831,568
Motion Bondco DAC (United Kingdom),
Gtd. Notes, 144A	6.625	11/15/27	1,419	1,432,673
Peninsula Pacific Entertainment LLC/Peninsula Pacific Entertainment Finance, Inc.,
Sr. Unsec’d. Notes, 144A	8.500	11/15/27	1,325	1,437,369
Penn National Gaming, Inc.,
Sr. Unsec’d. Notes, 144A	4.125	07/01/29	325	320,335
Sr. Unsec’d. Notes, 144A(aa)	5.625	01/15/27	2,630	2,723,612
Scientific Games International, Inc.,
Gtd. Notes, 144A(aa)	8.250	03/15/26	3,225	3,429,202
Gtd. Notes, 144A	8.625	07/01/25	1,375	1,485,371
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A(aa)	5.125	10/01/29	860	894,257
Sr. Unsec’d. Notes, 144A	7.750	04/15/25	275	292,895

				29,312,249

Environmental Control 0.2%
Madison IAQ LLC,
Sr. Sec’d. Notes, 144A	4.125	06/30/28	350	350,533
Sr. Unsec’d. Notes, 144A	5.875	06/30/29	525	530,948

				881,481

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.     23

Schedule of Investments  (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Foods 4.5%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A(aa)	3.500%	03/15/29	1,725	$1,741,955
Gtd. Notes, 144A	4.625	01/15/27	425	449,250
Gtd. Notes, 144A(aa)	4.875	02/15/30	875	946,792
B&G Foods, Inc.,
Gtd. Notes	5.250	09/15/27	1,850	1,926,064
C&S Group Enterprises LLC,
Gtd. Notes, 144A	5.000	12/15/28	875	871,612
Chobani LLC/Chobani Finance Corp., Inc.,
Gtd. Notes, 144A	7.500	04/15/25	225	234,281
Sr. Sec’d. Notes, 144A	4.625	11/15/28	475	496,748
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes, 144A	3.750	12/01/31	525	537,869
Gtd. Notes, 144A	6.500	04/15/29	1,025	1,153,190
Sr. Unsec’d. Notes, 144A	5.500	01/15/30	900	1,005,908
Kraft Heinz Foods Co.,
Gtd. Notes	4.375	06/01/46	1,775	2,041,596
Gtd. Notes	4.875	10/01/49	1,075	1,337,455
Gtd. Notes	5.000	07/15/35	325	402,469
Gtd. Notes	5.000	06/04/42	450	563,397
Gtd. Notes	5.200	07/15/45	300	380,102
Gtd. Notes	5.500	06/01/50	1,450	1,939,166
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A	4.250	04/15/31	1,050	1,117,551
Gtd. Notes, 144A(aa)	5.875	09/30/27	4,800	5,132,230
Post Holdings, Inc.,
Gtd. Notes, 144A	4.625	04/15/30	1,375	1,400,947
Gtd. Notes, 144A	5.625	01/15/28	111	117,104
Gtd. Notes, 144A	5.750	03/01/27	1,350	1,406,708
U.S. Foods, Inc.,
Gtd. Notes, 144A	4.750	02/15/29	425	433,362

				25,635,756

Gas 1.6%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes(aa)	5.500	05/20/25	600	661,465
Sr. Unsec’d. Notes	5.625	05/20/24	200	218,623
Sr. Unsec’d. Notes(aa)	5.750	05/20/27	3,250	3,661,086
Sr. Unsec’d. Notes(aa)	5.875	08/20/26	675	756,276

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Gas (cont’d.)
Ferrellgas Escrow LLC,
Sr. Unsec’d. Notes^	8.956%	03/30/31	4,125	$4,125,000

				9,422,450

Healthcare-Services 5.4%
AHP Health Partners, Inc.,
Sr. Unsec’d. Notes, 144A	5.750	07/15/29	125	126,425
Catalent Pharma Solutions, Inc.,
Gtd. Notes, 144A	3.125	02/15/29	325	318,592
DaVita, Inc.,
Gtd. Notes, 144A	3.750	02/15/31	1,400	1,361,507
Gtd. Notes, 144A(aa)	4.625	06/01/30	3,250	3,357,969
HCA, Inc.,
Gtd. Notes(aa)	5.625	09/01/28	2,700	3,246,345
Sr. Sec’d. Notes(aa)	4.750	05/01/23	4,700	5,031,160
MEDNAX, Inc.,
Gtd. Notes, 144A(aa)	6.250	01/15/27	1,355	1,429,532
Molina Healthcare, Inc.,
Sr. Unsec’d. Notes(aa)	5.375	11/15/22	1,610	1,676,105
Prime Healthcare Services, Inc.,
Sr. Sec’d. Notes, 144A	7.250	11/01/25	1,225	1,317,216
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.,
Gtd. Notes, 144A(aa)	9.750	12/01/26	3,550	3,775,139
Surgery Center Holdings, Inc.,
Gtd. Notes, 144A	10.000	04/15/27	195	212,434
Tenet Healthcare Corp.,
Gtd. Notes, 144A	6.125	10/01/28	950	1,011,613
Sec’d. Notes, 144A	6.250	02/01/27	1,300	1,354,719
Sr. Sec’d. Notes, 144A	4.250	06/01/29	1,625	1,655,834
Sr. Sec’d. Notes, 144A(aa)	4.875	01/01/26	1,118	1,156,526
Sr. Unsec’d. Notes(aa)	6.750	06/15/23	2,175	2,362,806
Sr. Unsec’d. Notes	6.875	11/15/31	1,250	1,431,250

				30,825,172

Home Builders 5.7%
Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A	4.625	08/01/29	275	275,650
Sr. Unsec’d. Notes, 144A	9.875	04/01/27	2,283	2,540,858
Beazer Homes USA, Inc.,
Gtd. Notes	5.875	10/15/27	1,100	1,143,821

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.     25

Schedule of Investments  (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Home Builders (cont’d.)

Beazer Homes USA, Inc., (cont’d.)
Gtd. Notes(aa)	7.250%	10/15/29	2,675	$2,937,287
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
Gtd. Notes, 144A	4.875	02/15/30	1,875	1,879,404
Gtd. Notes, 144A(aa)	6.250	09/15/27	815	861,931
Sr. Unsec’d. Notes, 144A	5.000	06/15/29	400	406,335
Century Communities, Inc.,
Gtd. Notes	6.750	06/01/27	1,725	1,841,811
Forestar Group, Inc.,
Gtd. Notes, 144A	3.850	05/15/26	450	456,220
Gtd. Notes, 144A(aa)	5.000	03/01/28	650	677,047
KB Home,
Gtd. Notes	4.000	06/15/31	500	519,870
Gtd. Notes	4.800	11/15/29	425	464,198
Gtd. Notes(aa)	6.875	06/15/27	1,800	2,158,278
Lennar Corp.,
Gtd. Notes(aa)	5.000	06/15/27	1,250	1,462,257
M/I Homes, Inc.,
Gtd. Notes	4.950	02/01/28	425	446,596
Gtd. Notes(aa)	5.625	08/01/25	1,000	1,028,819
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A(aa)	4.625	03/01/30	900	929,993
Sr. Unsec’d. Notes, 144A(aa)	5.250	12/15/27	1,075	1,120,565
Meritage Homes Corp.,
Gtd. Notes(aa)	5.125	06/06/27	2,523	2,836,746
Shea Homes LP/Shea Homes Funding Corp.,
Sr. Unsec’d. Notes, 144A	4.750	02/15/28	1,043	1,071,637
Sr. Unsec’d. Notes, 144A	4.750	04/01/29	225	231,391
STL Holding Co. LLC,
Sr. Unsec’d. Notes, 144A	7.500	02/15/26	575	605,328
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A	5.875	06/15/27	375	425,177
Gtd. Notes, 144A(aa)	6.625	07/15/27	2,800	2,990,299
Sr. Unsec’d. Notes, 144A	5.125	08/01/30	480	521,927
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc.,
Gtd. Notes, 144A(aa)	5.625	03/01/24	1,873	2,023,621
Tri Pointe Homes, Inc.,
Gtd. Notes	5.700	06/15/28	615	680,804

				32,537,870

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Home Furnishings 0.1%
Tempur Sealy International, Inc.,
Gtd. Notes, 144A	4.000%	04/15/29	675	$693,773

Household Products/Wares 0.5%

ACCO Brands Corp.,
Gtd. Notes, 144A	4.250	03/15/29	1,025	1,024,433
Central Garden & Pet Co.,
Gtd. Notes, 144A	4.125	04/30/31	350	357,597
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. (Canada),
Gtd. Notes, 144A	7.000	12/31/27	600	588,212
Sr. Sec’d. Notes, 144A	5.000	12/31/26	175	177,664
Spectrum Brands, Inc.,
Gtd. Notes, 144A	3.875	03/15/31	200	200,102
Gtd. Notes, 144A	5.000	10/01/29	250	265,474

				2,613,482

Housewares 0.3%

Scotts Miracle-Gro Co. (The),
Gtd. Notes	4.500	10/15/29	1,125	1,172,674
Gtd. Notes, 144A	4.000	04/01/31	750	755,475

				1,928,149

Insurance 0.3%

Acrisure LLC/Acrisure Finance, Inc.,
Sr. Unsec’d. Notes, 144A	6.000	08/01/29	1,025	1,025,139
AmWINS Group, Inc.,
Sr. Unsec’d. Notes, 144A	4.875	06/30/29	400	407,874
BroadStreet Partners, Inc.,
Sr. Unsec’d. Notes, 144A	5.875	04/15/29	400	406,761

				1,839,774

Internet 0.4%

Cablevision Lightpath LLC,
Sr. Sec’d. Notes, 144A	3.875	09/15/27	425	421,236
Sr. Unsec’d. Notes, 144A	5.625	09/15/28	625	637,984

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.     27

Schedule of Investments  (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Internet (cont’d.)

Go Daddy Operating Co. LLC/GD Finance Co., Inc.,
Gtd. Notes, 144A	3.500%	03/01/29	525	$525,510
NortonLifeLock, Inc.,
Sr. Unsec’d. Notes, 144A	5.000	04/15/25	1,000	1,013,424

				2,598,154

Iron/Steel 0.6%

Big River Steel LLC/BRS Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625	01/31/29	1,695	1,861,908
TMS International Corp.,
Sr. Unsec’d. Notes, 144A	6.250	04/15/29	325	341,147
United States Steel Corp.,
Sr. Unsec’d. Notes	6.875	03/01/29	1,410	1,531,114

				3,734,169

Leisure Time 0.4%

NCL Corp. Ltd.,
Sr. Sec’d. Notes, 144A	10.250	02/01/26	980	1,124,702
Sr. Sec’d. Notes, 144A	12.250	05/15/24	135	160,230
Viking Cruises Ltd.,
Gtd. Notes, 144A	5.875	09/15/27	350	332,469
Viking Ocean Cruises Ship VII Ltd.,
Sr. Sec’d. Notes, 144A	5.625	02/15/29	200	199,948
Vista Outdoor, Inc.,
Gtd. Notes, 144A	4.500	03/15/29	675	688,507

				2,505,856

Lodging 2.6%

Boyd Gaming Corp.,
Gtd. Notes	4.750	12/01/27	50	51,807
Gtd. Notes, 144A	8.625	06/01/25	450	492,079
Sr. Unsec’d. Notes, 144A	4.750	06/15/31	675	698,994
Hilton Domestic Operating Co., Inc.,
Gtd. Notes	4.875	01/15/30	400	428,607
Gtd. Notes, 144A	3.625	02/15/32	850	848,029
Gtd. Notes, 144A	4.000	05/01/31	1,425	1,459,244
Gtd. Notes, 144A	5.375	05/01/25	300	314,136
Gtd. Notes, 144A	5.750	05/01/28	325	350,188

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Lodging (cont’d.)

Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.,
Gtd. Notes	4.875%	04/01/27	350	$363,959
MGM Resorts International,
Gtd. Notes	4.625	09/01/26	375	392,816
Gtd. Notes(aa)	4.750	10/15/28	1,925	2,031,408
Gtd. Notes(aa)	5.500	04/15/27	1,061	1,152,958
Gtd. Notes(aa)	6.750	05/01/25	2,325	2,468,940
Travel + Leisure Co.,
Sr. Sec’d. Notes, 144A	4.625	03/01/30	500	516,746
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A	5.125	12/15/29	1,325	1,355,502
Sr. Unsec’d. Notes, 144A	5.625	08/26/28	1,900	1,951,999

				14,877,412

Machinery-Construction & Mining 0.1%

Terex Corp.,
Gtd. Notes, 144A	5.000	05/15/29	725	753,581

Machinery-Diversified 0.7%

GrafTech Finance, Inc.,
Sr. Sec’d. Notes, 144A	4.625	12/15/28	450	462,660
Maxim Crane Works Holdings Capital LLC,
Sec’d. Notes, 144A(aa)	10.125	08/01/24	2,475	2,546,760
TK Elevator US Newco, Inc. (Germany),
Sr. Sec’d. Notes, 144A	5.250	07/15/27	625	660,242
Vertical Holdco GmbH (Germany),
Gtd. Notes, 144A	7.625	07/15/28	200	217,070

				3,886,732

Media 8.1%

CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes	4.500	05/01/32	2,425	2,536,801
Sr. Unsec’d. Notes, 144A(aa)	4.250	02/01/31	5,300	5,465,515
Sr. Unsec’d. Notes, 144A	4.500	06/01/33	425	442,008
Sr. Unsec’d. Notes, 144A(aa)	4.750	03/01/30	2,900	3,075,963
Sr. Unsec’d. Notes, 144A	5.000	02/01/28	1,000	1,048,581
Sr. Unsec’d. Notes, 144A(aa)	5.375	06/01/29	1,150	1,256,023
Sr. Unsec’d. Notes, 144A	5.500	05/01/26	500	516,851

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.     29

Schedule of Investments  (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media (cont’d.)
CSC Holdings LLC,
Gtd. Notes, 144A	3.375%	02/15/31	1,175	$1,116,220
Gtd. Notes, 144A(aa)	4.125	12/01/30	775	777,024
Sr. Unsec’d. Notes, 144A(aa)	4.625	12/01/30	4,875	4,799,132
Sr. Unsec’d. Notes, 144A	5.750	01/15/30	200	208,670
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A	6.625	08/15/27	5,755	2,292,554
Sr. Sec’d. Notes, 144A(aa)	5.375	08/15/26	2,145	1,245,402
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Sr. Sec’d. Notes, 144A	5.875	08/15/27	570	589,726
DISH DBS Corp.,
Gtd. Notes	7.375	07/01/28	365	394,978
Gtd. Notes(aa)	7.750	07/01/26	4,185	4,779,822
Gtd. Notes, 144A	5.125	06/01/29	950	941,746
Gray Television, Inc.,
Gtd. Notes, 144A	4.750	10/15/30	450	447,051
Gtd. Notes, 144A	7.000	05/15/27	1,625	1,740,006
iHeartCommunications, Inc.,
Sr. Sec’d. Notes	6.375	05/01/26	200	211,253
Midcontinent Communications/Midcontinent Finance Corp.,
Gtd. Notes, 144A	5.375	08/15/27	550	572,431
News Corp.,
Sr. Unsec’d. Notes, 144A	3.875	05/15/29	550	560,409
Nexstar Media, Inc.,
Gtd. Notes, 144A	4.750	11/01/28	775	800,101
Gtd. Notes, 144A	5.625	07/15/27	500	528,712
Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Sec’d. Notes, 144A	4.500	09/15/26	610	630,846
Sr. Unsec’d. Notes, 144A	6.500	09/15/28	1,000	1,038,051
Scripps Escrow II, Inc.,
Sr. Sec’d. Notes, 144A	3.875	01/15/29	350	350,068
Sr. Unsec’d. Notes, 144A	5.375	01/15/31	275	274,933
Scripps Escrow, Inc.,
Gtd. Notes, 144A(aa)	5.875	07/15/27	1,190	1,231,669
Sinclair Television Group, Inc.,
Gtd. Notes, 144A	5.875	03/15/26	1,200	1,232,488
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A	4.500	05/01/29	400	401,121
Sr. Sec’d. Notes, 144A(aa)	5.125	02/15/25	2,300	2,337,838
Sr. Sec’d. Notes, 144A(aa)	6.625	06/01/27	2,135	2,297,193

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media (cont’d.)

Urban One, Inc.,
Sr. Sec’d. Notes, 144A	7.375%	02/01/28	285	$305,856

				46,447,042

Mining 3.3%

Constellium SE,
Gtd. Notes, 144A	3.750	04/15/29	500	499,646
Eldorado Gold Corp. (Turkey),
Sec’d. Notes, 144A(aa)	9.500	06/01/24	1,366	1,475,553
First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A	6.500	03/01/24	500	509,351
Gtd. Notes, 144A	6.875	10/15/27	700	758,294
Gtd. Notes, 144A	7.250	04/01/23	3,100	3,158,125
Gtd. Notes, 144A	7.500	04/01/25	3,305	3,426,747
Freeport-McMoRan, Inc.,
Gtd. Notes(aa)	4.375	08/01/28	1,075	1,137,187
Hecla Mining Co.,
Gtd. Notes(aa)	7.250	02/15/28	1,075	1,167,012
Hudbay Minerals, Inc. (Canada),
Gtd. Notes, 144A	4.500	04/01/26	900	915,927
Gtd. Notes, 144A	6.125	04/01/29	1,195	1,287,221
IAMGOLD Corp. (Burkina Faso),
Gtd. Notes, 144A	5.750	10/15/28	825	851,466
New Gold, Inc. (Canada),
Gtd. Notes, 144A(aa)	6.375	05/15/25	755	778,031
Sr. Unsec’d. Notes, 144A	7.500	07/15/27	1,220	1,317,394
Novelis Corp.,
Gtd. Notes, 144A	4.750	01/30/30	275	292,935
Gtd. Notes, 144A	5.875	09/30/26	1,550	1,607,693

				19,182,582

Miscellaneous Manufacturing 1.9%

Amsted Industries, Inc.,
Gtd. Notes, 144A(aa)	5.625	07/01/27	575	603,978
Sr. Unsec’d. Notes, 144A(aa)	4.625	05/15/30	785	808,789
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	7.125	06/15/26	875	911,240
Sr. Unsec’d. Notes, 144A	7.500	12/01/24	1,975	2,055,894

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.     31

Schedule of Investments  (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Miscellaneous Manufacturing (cont’d.)

Bombardier, Inc. (Canada), (cont’d.)
Sr. Unsec’d. Notes, 144A	7.500%	03/15/25	2,050	$2,092,669
Sr. Unsec’d. Notes, 144A(aa)	7.875	04/15/27	4,215	4,366,915

				10,839,485

Office/Business Equipment 0.1%

CDW LLC/CDW Finance Corp.,
Gtd. Notes	3.250	02/15/29	710	715,053

Oil & Gas 8.3%

Aethon United BR LP/Aethon United Finance Corp.,
Sr. Unsec’d. Notes, 144A	8.250	02/15/26	975	1,043,119
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.,
Sr. Unsec’d. Notes	7.875	12/15/24(d)	5,325	6,656
Antero Resources Corp.,
Gtd. Notes	5.000	03/01/25	1,500	1,526,080
Gtd. Notes, 144A	5.375	03/01/30	825	839,460
Gtd. Notes, 144A	7.625	02/01/29	1,175	1,287,083
Gtd. Notes, 144A	8.375	07/15/26	162	183,370
Apache Corp.,
Sr. Unsec’d. Notes	4.375	10/15/28	450	476,454
Sr. Unsec’d. Notes	4.750	04/15/43	575	592,250
Sr. Unsec’d. Notes	5.100	09/01/40	1,250	1,340,625
Sr. Unsec’d. Notes	5.250	02/01/42	75	80,679
Sr. Unsec’d. Notes	5.350	07/01/49	115	121,398
Sr. Unsec’d. Notes	7.750	12/15/29	100	120,053
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A	7.000	11/01/26	25	25,838
Gtd. Notes, 144A	9.000	11/01/27	752	1,029,558
Chesapeake Energy Corp.,
Gtd. Notes, 144A	5.500	02/01/26	375	391,449
Gtd. Notes, 144A	5.875	02/01/29	400	427,255
Citgo Holding, Inc.,
Sr. Sec’d. Notes, 144A	9.250	08/01/24	1,053	1,050,230
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A	7.000	06/15/25	1,175	1,205,343
CNX Resources Corp.,
Gtd. Notes, 144A(aa)	7.250	03/14/27	1,550	1,652,081

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)

Comstock Resources, Inc.,
Gtd. Notes, 144A	5.875%	01/15/30	600	$603,526
Gtd. Notes, 144A	6.750	03/01/29	975	1,018,658
Continental Resources, Inc.,
Gtd. Notes	4.900	06/01/44	375	433,059
Gtd. Notes, 144A	5.750	01/15/31	300	361,727
CrownRock LP/CrownRock Finance, Inc.,
Sr. Unsec’d. Notes, 144A	5.000	05/01/29	500	522,298
Sr. Unsec’d. Notes, 144A	5.625	10/15/25	575	589,490
Devon Energy Corp.,
Sr. Unsec’d. Notes, 144A	5.250	10/15/27	500	533,928
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	5.500	01/30/26	1,925	1,982,810
Sr. Unsec’d. Notes, 144A(aa)	5.750	01/30/28	975	1,023,731
Sr. Unsec’d. Notes, 144A	6.625	07/15/25	300	317,359
EQT Corp.,
Sr. Unsec’d. Notes(aa)	3.900	10/01/27	1,725	1,869,000
Sr. Unsec’d. Notes	5.000	01/15/29	325	367,288
Sr. Unsec’d. Notes	8.500(cc)	02/01/30	875	1,149,441
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A	5.750	10/01/25	1,075	1,090,485
Sr. Unsec’d. Notes, 144A	5.750	02/01/29	275	281,118
Sr. Unsec’d. Notes, 144A	6.000	02/01/31	275	286,837
Sr. Unsec’d. Notes, 144A(aa)	6.250	11/01/28	1,658	1,729,437
MEG Energy Corp. (Canada),
Gtd. Notes, 144A	5.875	02/01/29	575	593,693
Gtd. Notes, 144A	7.125	02/01/27	1,802	1,897,284
Nabors Industries Ltd.,
Gtd. Notes, 144A	7.250	01/15/26	975	912,892
Gtd. Notes, 144A	7.500	01/15/28	1,400	1,273,427
Nabors Industries, Inc.,
Gtd. Notes(aa)	5.750	02/01/25	1,400	1,189,727
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes	4.500	07/15/44	150	148,614
Sr. Unsec’d. Notes	5.500	12/01/25	50	55,009
Sr. Unsec’d. Notes	5.550	03/15/26	75	82,089
Sr. Unsec’d. Notes	5.875	09/01/25	75	83,112
Sr. Unsec’d. Notes	6.125	01/01/31	995	1,176,439
Sr. Unsec’d. Notes	6.450	09/15/36	1,000	1,205,796
Sr. Unsec’d. Notes	7.150	05/15/28	400	463,084
Ovintiv, Inc.,
Gtd. Notes	6.500	08/15/34	800	1,065,230

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.     33

Schedule of Investments  (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)

Ovintiv, Inc., (cont’d.)
Gtd. Notes	6.500%	02/01/38	450	$613,254
Gtd. Notes	6.625	08/15/37	200	272,193
Parkland Corp. (Canada),
Gtd. Notes, 144A	4.500	10/01/29	525	540,335
Precision Drilling Corp. (Canada),
Gtd. Notes, 144A	6.875	01/15/29	275	282,653
Gtd. Notes, 144A	7.125	01/15/26	2,560	2,637,956
Range Resources Corp.,
Gtd. Notes	4.875	05/15/25	425	440,378
Gtd. Notes	5.000	03/15/23	1,523	1,575,685
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes	4.500	05/15/29	905	925,265
Gtd. Notes	6.000	04/15/27	775	808,901
Transocean, Inc.,
Gtd. Notes, 144A	7.500	01/15/26	1,625	1,256,771
Gtd. Notes, 144A	8.000	02/01/27	225	166,184
Vine Energy Holdings LLC,
Gtd. Notes, 144A	6.750	04/15/29	425	443,882

				47,669,026

Packaging & Containers 1.1%

ARD Finance SA (Luxembourg),
Sr. Sec’d. Notes, 144A, Cash coupon 6.500% or PIK 7.250%	6.500	06/30/27	1,500	1,581,353
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.,
Sr. Sec’d. Notes, 144A	4.125	08/15/26	475	490,190
Sr. Unsec’d. Notes, 144A	5.250	08/15/27	1,075	1,098,022
Graham Packaging Co., Inc.,
Gtd. Notes, 144A	7.125	08/15/28	510	544,829
Intelligent Packaging Holdco Issuer LP (Canada),
Sr. Unsec’d. Notes, 144A, Cash coupon 9.000% or PIK 9.750%	9.000	01/15/26	275	283,334
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC (Canada),
Sr. Sec’d. Notes, 144A	6.000	09/15/28	475	494,170
Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A	6.375	08/15/25	500	558,612
Gtd. Notes, 144A(aa)	6.625	05/13/27	975	1,055,530

				6,106,040

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pharmaceuticals 2.9%

AdaptHealth LLC,
Gtd. Notes, 144A	4.625%	08/01/29	1,000	$995,976
Gtd. Notes, 144A	6.125	08/01/28	670	705,435
Bausch Health Americas, Inc.,
Gtd. Notes, 144A	8.500	01/31/27	1,100	1,190,635
Bausch Health Cos., Inc.,
Gtd. Notes, 144A	5.000	01/30/28	1,000	956,019
Gtd. Notes, 144A	5.000	02/15/29	700	661,284
Gtd. Notes, 144A(aa)	5.250	01/30/30	1,850	1,742,705
Gtd. Notes, 144A	5.250	02/15/31	2,985	2,797,235
Gtd. Notes, 144A	6.125	04/15/25	1,400	1,430,375
Gtd. Notes, 144A	6.250	02/15/29	2,360	2,349,695
Gtd. Notes, 144A(aa)	7.000	01/15/28	725	760,765
Endo Luxembourg Finance Co. I Sarl/Endo US, Inc.,
Sr. Sec’d. Notes, 144A	6.125	04/01/29	575	571,335
Jazz Securities DAC,
Sr. Sec’d. Notes, 144A	4.375	01/15/29	400	417,484
Organon & Co./Organon Foreign Debt Co-Issuer BV,
Sr. Unsec’d. Notes, 144A	5.125	04/30/31	600	618,110
P&L Development LLC/PLD Finance Corp.,
Sr. Sec’d. Notes, 144A	7.750	11/15/25	1,025	1,078,044
Prestige Brands, Inc.,
Gtd. Notes, 144A	3.750	04/01/31	550	545,110

				16,820,207

Pipelines 5.1%

Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A	5.375	06/15/29	975	1,006,470
Gtd. Notes, 144A(aa)	5.750	01/15/28	2,425	2,539,227
Cheniere Energy Partners LP,
Gtd. Notes, 144A	4.000	03/01/31	1,175	1,242,643
Cheniere Energy, Inc.,
Sr. Sec’d. Notes	4.625	10/15/28	3,250	3,432,728
DCP Midstream Operating LP,
Gtd. Notes(aa)	5.125	05/15/29	1,375	1,533,582
Gtd. Notes	5.625	07/15/27	510	580,330
Energy Transfer LP,
Jr. Sub. Notes, Series G(aa)	7.125(ff)	05/15/30(oo)	1,075	1,108,504
EQM Midstream Partners LP,
Sr. Unsec’d. Notes	4.750	07/15/23	85	88,601

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.     35

Schedule of Investments  (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)
EQM Midstream Partners LP, (cont’d.)
Sr. Unsec’d. Notes	5.500%	07/15/28	50	$54,180
Sr. Unsec’d. Notes, 144A(aa)	6.000	07/01/25	955	1,039,218
Sr. Unsec’d. Notes, 144A	6.500	07/01/27	1,275	1,431,464
Global Partners LP/GLP Finance Corp.,
Gtd. Notes	6.875	01/15/29	375	393,808
Gtd. Notes(aa)	7.000	08/01/27	750	788,327
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A(aa)	6.875	04/15/40	2,750	2,891,990
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A	5.500	09/15/24	51	51,756
Gtd. Notes, 144A(aa)	5.500	01/15/28	2,054	2,108,051
Gtd. Notes, 144A	6.000	12/31/30	925	973,783
Gtd. Notes, 144A	7.500	10/01/25	200	217,231
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes	5.000	01/15/28	200	210,322
Gtd. Notes(aa)	5.375	02/01/27	1,575	1,634,491
Gtd. Notes	5.500	03/01/30	150	165,358
Gtd. Notes(aa)	6.500	07/15/27	1,000	1,083,287
Gtd. Notes, 144A	4.875	02/01/31	250	270,220
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A	3.875	08/15/29	310	316,632
Sr. Sec’d. Notes, 144A	4.125	08/15/31	310	319,703
Western Midstream Operating LP,
Sr. Unsec’d. Notes	3.950	06/01/25	600	621,040
Sr. Unsec’d. Notes	4.000	07/01/22	250	252,681
Sr. Unsec’d. Notes	4.350	02/01/25	75	78,679
Sr. Unsec’d. Notes(aa)	5.300	02/01/30	2,375	2,666,985
Sr. Unsec’d. Notes	5.450	04/01/44	50	56,125
Sr. Unsec’d. Notes	5.500	08/15/48	75	83,568

				29,240,984

Real Estate 1.4%
Five Point Operating Co. LP/Five Point Capital Corp.,
Gtd. Notes, 144A	7.875	11/15/25	2,200	2,306,249
Greystar Real Estate Partners LLC,
Sr. Sec’d. Notes, 144A	5.750	12/01/25	2,000	2,047,314
Howard Hughes Corp. (The),
Gtd. Notes, 144A	4.125	02/01/29	1,025	1,018,636
Gtd. Notes, 144A	4.375	02/01/31	675	673,308

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Real Estate (cont’d.)
Howard Hughes Corp. (The), (cont’d.)
Gtd. Notes, 144A	5.375%	08/01/28	340	$360,133
Hunt Cos., Inc.,
Sr. Sec’d. Notes, 144A	5.250	04/15/29	1,700	1,660,468

				8,066,108

Real Estate Investment Trusts (REITs) 3.6%
Diversified Healthcare Trust,
Gtd. Notes	4.375	03/01/31	311	303,706
Gtd. Notes(aa)	9.750	06/15/25	2,150	2,373,138
Sr. Unsec’d. Notes	4.750	02/15/28	1,125	1,137,170
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.,
Gtd. Notes(aa)	4.500	01/15/28	2,000	2,126,548
Gtd. Notes, 144A	4.625	06/15/25	245	260,696
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes	3.500	03/15/31	150	153,966
Gtd. Notes(aa)	5.000	10/15/27	2,325	2,459,553
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer,
Sr. Sec’d. Notes, 144A(aa)	5.875	10/01/28	900	959,224
Sr. Sec’d. Notes, 144A(aa)	7.500	06/01/25	1,940	2,102,277
RHP Hotel Properties LP/RHP Finance Corp.,
Gtd. Notes, 144A	4.500	02/15/29	325	328,285
RLJ Lodging Trust LP,
Sr. Sec’d. Notes, 144A	3.750	07/01/26	250	253,243
SBA Communications Corp.,
Sr. Unsec’d. Notes, 144A	3.125	02/01/29	450	442,199
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC,
Gtd. Notes, 144A	7.125	12/15/24	1,000	1,028,882
Sr. Sec’d. Notes, 144A(aa)	7.875	02/15/25	3,320	3,536,697
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC,
Sr. Sec’d. Notes, 144A	4.750	04/15/28	550	552,324
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A	3.750	02/15/27	490	504,371
Gtd. Notes, 144A(aa)	4.250	12/01/26	1,235	1,284,420
Gtd. Notes, 144A(aa)	4.625	12/01/29	1,000	1,071,467

				20,878,166

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.     37

Schedule of Investments  (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Retail 3.0%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sec’d. Notes, 144A	4.000%	10/15/30	3,250	$3,241,930
Sr. Sec’d. Notes, 144A	3.500	02/15/29	325	323,542
Sr. Sec’d. Notes, 144A	3.875	01/15/28	100	100,835
Ambience Merger Sub, Inc.,
Gtd. Notes, 144A	7.125	07/15/29	325	329,026
Sr. Sec’d. Notes, 144A	4.875	07/15/28	125	125,498
Brinker International, Inc.,
Gtd. Notes, 144A(aa)	5.000	10/01/24	1,250	1,326,587
Sr. Unsec’d. Notes	3.875	05/15/23	125	128,986
Caleres, Inc.,
Gtd. Notes	6.250	08/15/23	100	100,250
Carrols Restaurant Group, Inc.,
Gtd. Notes, 144A	5.875	07/01/29	275	266,831
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	8.500	10/30/25	1,450	1,519,610
Foundation Building Materials, Inc.,
Gtd. Notes, 144A	6.000	03/01/29	800	791,014
Golden Nugget, Inc.,
Sr. Unsec’d. Notes, 144A	6.750	10/15/24	2,004	2,009,732
GYP Holdings III Corp.,
Gtd. Notes, 144A	4.625	05/01/29	250	252,941
LBM Acquisition LLC,
Gtd. Notes, 144A	6.250	01/15/29	250	250,551
LCM Investments Holdings II LLC,
Sr. Unsec’d. Notes, 144A	4.875	05/01/29	450	462,086
Murphy Oil USA, Inc.,
Gtd. Notes, 144A	3.750	02/15/31	325	324,696
Park River Holdings, Inc.,
Gtd. Notes, 144A	5.625	02/01/29	1,925	1,886,765
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes(aa)	5.625	12/01/25	1,900	1,960,550
Sec’d. Notes, 144A	8.750	04/30/25	300	327,011
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes	5.875	03/01/27	675	707,084
Superior Plus LP/Superior General Partner, Inc. (Canada),
Gtd. Notes, 144A	4.500	03/15/29	350	361,000
White Cap Buyer LLC,
Sr. Unsec’d. Notes, 144A	6.875	10/15/28	450	480,497

				17,277,022

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Semiconductors 0.3%
Microchip Technology, Inc.,
Gtd. Notes	4.250%	09/01/25	430	$452,046
NXP BV/NXP Funding LLC (China),
Gtd. Notes, 144A(aa)	3.875	09/01/22	1,090	1,128,119

				1,580,165

Software 1.7%
Black Knight InfoServ LLC,
Gtd. Notes, 144A	3.625	09/01/28	1,643	1,647,860
Boxer Parent Co., Inc.,
Sr. Sec’d. Notes, 144A	7.125	10/02/25	500	533,294
BY Crown Parent LLC,
Gtd. Notes, 144A	7.375	10/15/24	1,410	1,435,420
BY Crown Parent LLC/BY Bond Finance, Inc.,
Sr. Sec’d. Notes, 144A	4.250	01/31/26	810	853,643
Clarivate Science Holdings Corp.,
Sr. Sec’d. Notes, 144A	3.875	06/30/28	1,550	1,563,682
Sr. Unsec’d. Notes, 144A	4.875	06/30/29	650	656,938
Dun & Bradstreet Corp. (The),
Gtd. Notes, 144A	10.250	02/15/27	2,125	2,326,330
Playtika Holding Corp.,
Gtd. Notes, 144A	4.250	03/15/29	225	224,502
Rackspace Technology Global, Inc.,
Sr. Sec’d. Notes, 144A	3.500	02/15/28	625	602,524

				9,844,193

Telecommunications 7.5%
Altice France Holding SA (Luxembourg),
Gtd. Notes, 144A	6.000	02/15/28	125	123,228
Sr. Sec’d. Notes, 144A	10.500	05/15/27	300	330,198
Altice France SA (France),
Sr. Sec’d. Notes, 144A	5.125	07/15/29	550	553,788
Sr. Sec’d. Notes, 144A(aa)	7.375	05/01/26	6,310	6,560,337
C&W Senior Financing DAC (Panama),
Sr. Unsec’d. Notes, 144A	6.875	09/15/27	825	875,450
CommScope, Inc.,
Sr. Sec’d. Notes, 144A	5.500	03/01/24	1,105	1,137,179
Sr. Sec’d. Notes, 144A	6.000	03/01/26	460	481,952
Digicel International Finance Ltd./Digicel International Holdings Ltd. (Jamaica),
Sr. Sec’d. Notes, 144A	8.750	05/25/24	1,050	1,091,023

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.     39

Schedule of Investments  (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
Digicel International Finance Ltd./Digicel International Holdings Ltd. (Jamaica), (cont’d.)
Sr. Sec’d. Notes, 144A	8.750%	05/25/24	525	$546,251
Digicel Ltd. (Jamaica),
Gtd. Notes, 144A	6.750	03/01/23	6,168	5,824,696
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes	5.500	08/01/23(d)	2,160	1,188,310
Gtd. Notes, 144A	9.750	07/15/25(d)	4,135	2,315,100
Intelsat Luxembourg SA (Luxembourg),
Gtd. Notes	8.125	06/01/23(d)	1,035	25,875
Intrado Corp.,
Gtd. Notes, 144A	8.500	10/15/25	3,079	2,994,005
Level 3 Financing, Inc.,
Gtd. Notes, 144A	3.750	07/15/29	400	391,919
Lumen Technologies, Inc.,
Sr. Unsec’d. Notes(aa)	5.625	04/01/25	1,830	1,996,484
Sr. Unsec’d. Notes, Series P	7.600	09/15/39	750	855,490
Sr. Unsec’d. Notes, Series T(aa)	5.800	03/15/22	1,150	1,180,718
Sr. Unsec’d. Notes, Series U	7.650	03/15/42	1,930	2,185,106
Sprint Capital Corp.,
Gtd. Notes(aa)	6.875	11/15/28	700	902,486
Gtd. Notes	8.750	03/15/32	706	1,088,398
Sprint Corp.,
Gtd. Notes	7.125	06/15/24	250	287,492
Gtd. Notes(aa)	7.625	02/15/25	2,725	3,215,366
Gtd. Notes(aa)	7.875	09/15/23	1,794	2,030,372
Switch Ltd.,
Gtd. Notes, 144A	4.125	06/15/29	375	386,145
T-Mobile USA, Inc.,
Gtd. Notes	4.500	02/01/26	500	511,945
Viasat, Inc.,
Sr. Unsec’d. Notes, 144A	5.625	09/15/25	900	915,016
Sr. Unsec’d. Notes, 144A	6.500	07/15/28	420	444,715
Windstream Escrow LLC/Windstream Escrow Finance Corp.,
Sr. Sec’d. Notes, 144A	7.750	08/15/28	379	387,352
Zayo Group Holdings, Inc.,
Sr. Sec’d. Notes, 144A	4.000	03/01/27	120	119,484
Sr. Unsec’d. Notes, 144A	6.125	03/01/28	1,800	1,830,931

				42,776,811

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Toys/Games/Hobbies 0.1%
Mattel, Inc.,
Gtd. Notes, 144A	3.375%	04/01/26	275	$285,983
Gtd. Notes, 144A	3.750	04/01/29	325	342,526

				628,509

Transportation 0.1%
XPO Logistics, Inc.,
Gtd. Notes, 144A	6.125	09/01/23	200	200,709
Gtd. Notes, 144A	6.250	05/01/25	180	191,099

				391,808

Trucking & Leasing 0.0%
Fortress Transportation & Infrastructure Investors LLC,
Sr. Unsec’d. Notes, 144A	5.500	05/01/28	150	156,359

TOTAL CORPORATE BONDS (cost $615,679,438)				635,996,481

			Shares

COMMON STOCKS 3.3%

Electric Utilities 0.3%
GenOn Energy Holdings, Inc. (Class A Stock)*^			9,187	1,286,180
Keycon Power Holdings LLC^			2,600	366,600

				1,652,780

Gas Utilities 0.6%
Ferrellgas Partners LP (Class B Stock)*			15,475	3,559,250

Hotels, Restaurants & Leisure 0.1%
CEC Entertainment Co. LLC*			22,321	398,062

Oil, Gas & Consumable Fuels 2.3%
Chesapeake Energy Corp.			173,335	9,368,757

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.     41

Schedule of Investments  (continued)

as of July 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
Chesapeake Energy Corp. Backstop Commitment^	1,644	$88,589
Extraction Oil & Gas, Inc.*	80,502	3,581,534

		13,038,880

TOTAL COMMON STOCKS
(cost $8,214,211)		18,648,972

	Units

WARRANTS* 0.0%

Hotels, Restaurants & Leisure
CEC Brands LLC, expiring 12/31/25
(cost $0)	24,208	81,097

TOTAL LONG-TERM INVESTMENTS
(cost $686,043,781)		717,482,671

	Shares

SHORT-TERM INVESTMENT 6.2%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund
(cost $35,736,037)(wb)	35,736,037	35,736,037

TOTAL INVESTMENTS 131.5%
(cost $721,779,818)		753,218,708
Liabilities in excess of other assets(z) (31.5)%		(180,539,736)

NET ASSETS 100.0%		$572,678,972

Below is a list of the abbreviation(s) used in the annual report:

EUR—Euro

USD—US Dollar

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

DIP—Debtor-In-Possession

iBoxx—Bond Market Indices

LIBOR—London Interbank Offered Rate

LP—Limited Partnership

OTC—Over-the-counter

PIK—Payment-in-Kind

Q—Quarterly payment frequency for swaps

See Notes to Financial Statements.

REITs—Real Estate Investment Trust

T—Swap payment upon termination

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $7,957,810 and 1.4% of net assets.
(aa)	Represents security, or a portion thereof, with aggregate value of $223,829,862 segregated as collateral for amount of $181,000,000 borrowed and outstanding as of July 31, 2021.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at July 31, 2021.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of July 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(oo)	Perpetual security. Maturity date represents next call date.
(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.
(wb)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Forward foreign currency exchange contracts outstanding at July 31, 2021:

Purchase Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Euro,
Expiring 08/03/21	JPMorgan Chase Bank, N.A.	EUR 285	$335,818	$338,025	$2,207	$—

Sale Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Euro,
Expiring 08/03/21	Citibank, N.A.	EUR 285	$340,424	$338,025	$2,399	$—
Expiring 09/02/21	JPMorgan Chase Bank, N.A.	EUR 285	336,014	338,221	—	(2,207)

			$676,438	$676,246	2,399	(2,207)

					$4,606	$(2,207)

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.     43

Schedule of Investments  (continued)

as of July 31, 2021

Total return swap agreements outstanding at July 31, 2021:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreement:
iBoxx USD Liquid High Yield Index(T)	3 Month LIBOR(Q)	Goldman Sachs International	9/20/21	25,000	$23,342	$—	$23,342

(1)

On a long total return swap, the Fund receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Fund makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$—	$—	$23,342	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Bank Loans	$—	$60,664,680	$2,091,441
Corporate Bonds	—	631,871,481	4,125,000
Common Stocks	16,509,541	398,062	1,741,369
Warrants	—	81,097	—
Short-Term Investment
Affiliated Mutual Fund	35,736,037	—	—

Total	$52,245,578	$693,015,320	$7,957,810

See Notes to Financial Statements.

	Level 1	Level 2	Level 3
Other Financial Instruments*
Assets
OTC Forward Foreign Currency Exchange Contracts	$—	$4,606	$—
OTC Total Return Swap Agreement	—	23,342	—

Total	$—	$27,948	$—

Liabilities
OTC Forward Foreign Currency Exchange Contract	$—	$(2,207)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Bank Loans	Corporate Bonds	Common Stocks

Balance as of 05/31/21	$748,396	$4,125,000	$1,645,948

Realized gain (loss)	88	—	—

Change in unrealized appreciation (depreciation)	(74,310)	—	95,421

Purchases/Exchanges/Issuances	—	—	—

Sales/Paydowns	(5,688)	—	—

Accrued discount/premium	1,091	—	—

Transfers into Level 3*	1,974,190	—	—

Transfers out of Level 3*	(552,326)	—	—

Balance as of 07/31/21	$2,091,441	$4,125,000	$1,741,369

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$(74,310)	$—	$ 95,421

*

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. Securities transferred levels due to a change in observable and/or unobservable inputs.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board, which contain unobservable inputs as follows:

Level 3 Securities**	Fair Value as of July 31, 2021	Valuation Methodology	Unobservable Inputs
Corporate Bonds	$4,125,000	Market Approach	Unadjusted Purchase Price
Common Stocks	366,600	Income Approach	Discounted Cash Flow

Common Stocks	88,589	Market Approach	Discretionary Discount Rate

	$4,580,189

**

The table does not include Level 3 securities and/or derivatives that are valued by independent pricing vendors or brokers. As of July 31, 2021, the aggregate value of these securities and/or derivatives was $3,377,621. The unobservable inputs for these investments were not developed by the Fund and are not readily available.

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.     45

Schedule of Investments  (continued)

as of July 31, 2021

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2021 were as follows (unaudited):

Telecommunications	9.5%
Oil & Gas	9.2
Media	8.3
Affiliated Mutual Fund	6.2
Commercial Services	5.8
Home Builders	5.7
Healthcare-Services	5.4
Chemicals	5.3
Entertainment	5.3
Pipelines	5.1
Electric	4.9
Software	4.6
Foods	4.5
Diversified Financial Services	3.8
Real Estate Investment Trusts (REITs)	3.6
Mining	3.3
Retail	3.3
Pharmaceuticals	3.2
Computers	3.0
Auto Manufacturers	2.7
Lodging	2.6
Building Materials	2.3
Oil, Gas & Consumable Fuels	2.3
Aerospace & Defense	2.2
Auto Parts & Equipment	1.9
Miscellaneous Manufacturing	1.9
Airlines	1.7
Gas	1.6
Real Estate	1.4
Packaging & Containers	1.1
Banks	0.8
Advertising	0.8
Insurance	0.7

Machinery-Diversified	0.7%
Iron/Steel	0.6
Gas Utilities	0.6
Apparel	0.5
Distribution/Wholesale	0.5
Household Products/Wares	0.5
Internet	0.4
Leisure Time	0.4
Electronics	0.4
Engineering & Construction	0.4
Electrical Components & Equipment	0.4
Housewares	0.3
Electric Utilities	0.3
Agriculture	0.3
Semiconductors	0.3
Environmental Control	0.2
Machinery-Construction & Mining	0.1
Office/Business Equipment	0.1
Home Furnishings	0.1
Toys/Games/Hobbies	0.1
Coal	0.1
Hotels, Restaurants & Leisure	0.1
Transportation	0.1
Trucking & Leasing	0.0 *
Biotechnology	0.0 *

131.5
Liabilities in excess of other assets	(31.5)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

Fair values of derivative instruments as of July 31, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	$4,606	Unrealized depreciation on OTC forward foreign currency exchange contracts	$2,207
Interest rate contracts	Unrealized appreciation on OTC swap agreements	23,342	—	—

		$27,948		$2,207

The effects of derivative instruments on the Statement of Operations for the period ended July 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$(109,889)
Foreign exchange contracts	4,394	—
Interest rate contracts	—	2,055

Total	$4,394	$(107,834)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$60,933
Foreign exchange contracts	5,487	—
Interest rate contracts	—	23,342

Total	$5,487	$84,275

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.     47

Schedule of Investments  (continued)

as of July 31, 2021

For the period ended July 31, 2021, the Fund’s average volume of derivative activities is as follows:

Forward Foreign Currency Exchange Contracts—Purchased(1)

	$278,728

Forward Foreign Currency Exchange Contracts—Sold(1)		Credit Default Swap Agreements— Buy Protection(2)

$621,338		$2,687,500

	Total Return Swap Agreements(2)

	$12,500,000

(1)	Value at Settlement Date.
(2)	Notional Amount in USD.

Average volume is based on average period end balances as noted for the two months ended July 31, 2021.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Citibank, N.A.	$2,399	$—	$2,399	$—	$2,399
Goldman Sachs International	23,342	—	23,342	—	23,342
JPMorgan Chase Bank, N.A.	2,207	(2,207)	—	—	—

	$27,948	$(2,207)	$25,741	$—	$25,741

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

Statement of Assets and Liabilities

as of July 31, 2021

Assets
Investments at value:
Unaffiliated investments (cost $686,043,781)	$717,482,671
Affiliated investments (cost $35,736,037)	35,736,037
Cash	182,535
Foreign currency, at value (cost $7,764)	7,749
Interest receivable	10,262,013
Receivable for investments sold	4,047,843
Unrealized appreciation on OTC swap agreements	23,342
Unrealized appreciation on OTC forward foreign currency exchange contracts	4,606
Prepaid expenses and other assets	186,570

Total Assets	767,933,366

Liabilities
Loan payable	181,000,000
Payable for investments purchased	13,240,741
Management fee payable	514,241
Accrued expenses and other liabilities	159,670
Interest payable	132,793
Dividends payable	119,161
Deferred directors’ fees and directors’ fees payable	51,493
Exchange listing fees payable	34,088
Unrealized depreciation on OTC forward foreign currency exchange contracts	2,207

Total Liabilities	195,254,394

Net Assets	$572,678,972

Net assets were comprised of:
Common stock, at par	$33,257
Paid-in capital in excess of par	627,383,702
Total distributable earnings (loss)	(54,737,987)

Net assets, July 31, 2021	$572,678,972

Net asset value per share ($572,678,972 ÷ 33,256,724 shares of common stock issued and outstanding)	$17.22

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.     49

Statement of Operations

Two Months Ended	Year Ended
July 31, 2021	May 31, 2021

Net Investment Income (Loss)
Income
Interest income	$6,977,017	$43,700,476
Unaffiliated dividend income (net of $136 foreign withholding tax)	430	63,640
Affiliated dividend income	5,259	48,971

Total income	6,982,706	43,813,087

Expenses
Management fee	1,015,652	5,825,107
Interest expense	265,013	1,643,168
Legal fees and expenses	77,370	119,761
Audit fee	33,112	49,224
Custodian and accounting fees	20,632	101,093
Shareholders’ reports	15,000	80,000
Transfer agent’s fees and expenses	5,000	20,420
Miscellaneous	1,812	18,483
Directors’ fees	1,200	16,777
Registration fees	—	34,088

Total expenses	1,434,791	7,908,121

Net investment income (loss)	5,547,915	35,904,966

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	2,958,872	2,912,735
Forward currency contract transactions	4,394	—
Swap agreement transactions	(107,834)	(6,134,683)
Foreign currency transactions	(113)	480

	2,855,319	(3,221,468)

Net change in unrealized appreciation (depreciation) on:
Investments	914,232	75,291,260
Forward currency contracts	5,487	(3,088)
Swap agreements	84,275	3,530,311
Foreign currencies	(139)	35
Unfunded loan commitments	(2,148)	2,148

	1,001,707	78,820,666

Net gain (loss) on investment and foreign currency transactions	3,857,026	75,599,198

Net Increase (Decrease) In Net Assets Resulting From Operations	$9,404,941	$111,504,164

See Notes to Financial Statements.

Statements of Changes in Net Assets

		Year Ended
	Two Months	May 31,
	Ended July 31, 2021	2021	2020

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,547,915	$35,904,966	$37,502,748
Net realized gain (loss) on investment and foreign currency transactions	2,855,319	(3,221,468)	9,883,819
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	1,001,707	78,820,666	(44,193,664)

Net increase (decrease) in net assets resulting from operations	9,404,941	111,504,164	3,192,903

Dividends and Distributions
Distributions from distributable earnings	(5,937,281)	(37,167,898)	(40,696,044)
Tax return of capital distributions	(1,046,631)	(4,735,574)	(708,577)

Total dividends and distributions	(6,983,912)	(41,903,472)	(41,404,621)

Total increase (decrease)	2,421,029	69,600,692	(38,211,718)

Net Assets:
Beginning of period	570,257,943	500,657,251	538,868,969

End of period	$572,678,972	$570,257,943	$500,657,251

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.     51

Statement of Cash Flows

	Two Months Ended	Year Ended
	July 31, 2021	May 31, 2021
Cash Flows Provided By / (Used For) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$ 9,404,941	$111,504,164

Adjustments To Reconcile Net Increase (Decrease) In Net Assets Resulting From Operations To Net Cash Provided By / (Used For) Operating Activities:
Proceeds from disposition of long-term portfolio investments, net of amounts receivable	78,144,281	425,304,841
Purchases of long-term portfolio investments, net of amounts payable	(52,717,340)	(422,391,304)
Net proceeds (purchases) of short-term portfolio investments	(15,053,852)	(11,610,581)
Net premiums (paid) received for swap agreements	(46,901)	(2,604,372)
Amortization of premium and accretion of discount on portfolio investments	(34,557)	(882,668)
Net realized (gain) loss on investment transactions	(2,958,872)	(2,912,735)
Net realized (gain) loss on swap agreement transactions	107,834	6,134,683
Net realized (gain) loss on forward currency contract transactions	(4,394)	—
Net realized (gain) loss on foreign currency transactions	113	(480)
Net change in unrealized (appreciation) depreciation on investments	(914,232)	(75,291,260)
Net change in unrealized (appreciation) depreciation on swap agreements	(84,275)	(3,530,311)
Net change in unrealized (appreciation) depreciation on forward currency contracts	(5,487)	3,088
Net change in unrealized (appreciation) depreciation on foreign currencies	139	(35)
Net change in unrealized (appreciation) depreciation on unfunded loan commitments	2,148	(2,148)
(Increase) Decrease In Assets:
Dividends and interest receivable	105,326	1,226,063
Prepaid expenses and other assets	(185,757)	43,244
Increase (Decrease) In Liabilities:
Management fee payable	(1,982)	68,103
Accrued expenses and other liabilities	8,069	62,339
Interest payable	(5,908)	(9,126)
Dividends payable	10,343	4,146
Deferred directors’ fees and directors’ fees payable	(1,470)	(493)
Due to broker - variation margin swaps	(9,080)	(237,242)
Exchange listing fees payable	—	34,088

Total adjustments	6,354,146	(86,592,160)

Net cash provided by (used for) operating activities	15,759,087	24,912,004

Effect of exchange rate changes on cash	4,142	515

Cash Flows Provided By (Used For) Financing Activities:
Increase (Decrease) in borrowing	(9,000,000)	10,000,000
Cash paid on distributions from distributable earnings	(6,983,912)	(41,903,472)

Net cash provided by (used for) financing activities	(15,983,912)	(31,903,472)

Net increase (decrease) in cash and restricted cash, including foreign currency	(220,683)	(6,990,953)

Cash and restricted cash at beginning of period	410,967	7,401,920

See Notes to Financial Statements.

	Two Months Ended	Year Ended
	July 31, 2021	May 31, 2021
Cash And Restricted Cash At End Of Period, Including Foreign Currency	$190,284	$410,967

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest expense	$5,908	$1,652,294

Reconciliation Of Cash And Restricted Cash Reported With The Statement Of Assets and Liabilities to the Statement Of Cash Flows:
	July 31, 2021	May 31, 2021
Cash	$182,535	$ 10,967
Foreign currency, at value	7,749	—
Restricted Cash:
Deposit with broker for centrally cleared/exchange-traded derivatives	—	400,000

Total cash and restricted cash	$190,284	$410,967

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.     53

Financial Highlights

	Two Months Ended July 31, 2021		Year Ended May 31,
			2021	2020	2019	2018	2017
Per Share Operating Performance(a) :
Net Asset Value, Beginning of Period	$17.15		$15.05	$16.20	$16.29	$16.84	$16.79
Income (loss) from investment operations:
Net investment income (loss)	0.17		1.08	1.13	0.91	0.90	0.98
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.11		2.28	(1.03)	0.07	(0.36)	0.32
Total from investment operations	0.28		3.36	0.10	0.98	0.54	1.30
Less Dividends and Distributions:
Dividends from net investment income	(0.18)		(1.12)	(1.23)	(1.07)	(1.09)	(1.25)
Tax return of capital distributions	(0.03)		(0.14)	(0.02)	-	-	-
Total dividends and distributions	(0.21)		(1.26)	(1.25)	(1.07)	(1.09)	(1.25)
Net asset value, end of period	$17.22		$17.15	$15.05	$16.20	$16.29	$16.84
Market price, end of period	$16.19		$16.18	$13.38	$13.93	$14.07	$15.59
Total Return(b) :	1.35%		31.72%	4.84%	6.84%	(2.89)%	8.36%

Ratios/Supplemental Data:
Net assets, end of period (000)	$572,679		$570,258	$500,657	$538,869	$541,660	$560,069
Average net assets (000)	$573,494		$545,673	$533,714	$539,282	$550,742	$559,484
Ratios to average net assets(c)(d) :
Expenses after waivers and/or expense reimbursement	1.43	%(e)	1.45%	1.96%	2.21%	1.84%	1.71%
Expenses before waivers and/or expense reimbursement	1.43	%(e)	1.45%	1.96%	2.21%	1.84%	1.71%
Net investment income (loss)	5.86	%(e)	6.58%	7.03%	5.58%	5.43%	5.84%
Portfolio turnover rate(f)	7%		56%	60%	87%	72%	65%
Asset coverage	416%		400%	378%	399%	428%	411%
Total debt outstanding at period-end (000)	$181,000		$190,000	$180,000	$180,000	$165,000	$180,000

(a)	Calculated based on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the closing market price on the last day for the period reported. Dividends are assumed, for the purpose of this calculation, to be reinvested at prices obtainable under the Fund’s dividend reinvestment plan. This amount does not reflect brokerage commissions or sales load. Total returns for periods less than one full year are not annualized.

(c)	Does not include expenses of the underlying fund in which the Fund invests.
(d)	Includes interest expense of 0.28%, 0.30%, 0.81%, 1.06%, 0.71%, and 0.54%, for the two months ended July 31, 2021 and years ended May 31, 2021, 2020, 2019, 2018, and 2017, respectively.
(e)	Annualized, with the exception of certain non-recurring expenses.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Notes to Financial Statements

1.	Organization

PGIM High Yield Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, closed-end management investment company. The Fund was incorporated as a Maryland corporation on November 14, 2011.

The Fund’s fiscal and tax year changed from an annual reporting period that ends May 31 to one that ends July 31. This change is not expected to have any impact on the way the Fund is managed. Shareholders will receive future annual and semi-annual reports on the new fiscal year end schedule.

The investment objective of the Fund is to provide a high level of current income.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The Fund’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

PGIM High Yield Bond Fund, Inc.     55

Notes to Financial Statements (continued)

For the fiscal reporting period-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or sell Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

PGIM High Yield Bond Fund, Inc.     57

Notes to Financial Statements (continued)

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Bank Loans: The Fund invested in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Fund acquires interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments. The cash amounts pledged for swaps contracts are considered restricted cash and are included in “Deposit with broker for centrally cleared/exchange-traded derivatives” in the Statement of Assets and Liabilities.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

PGIM High Yield Bond Fund, Inc.     59

Notes to Financial Statements (continued)

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount.

The Fund is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. The Fund entered into total return swaps to manage its exposure to a security or an index. The Fund’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The Fund is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in

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Notes to Financial Statements (continued)

net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Warrants: The Fund held warrants acquired either through a direct purchase or pursuant to corporate actions. Warrants entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants are held as long positions by the Fund until exercised, sold or expired. Warrants are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment-In-Kind: The Fund invested in the open market or received pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its stockholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned. However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income for the calendar year and 98.2% of its net capital gains for a one-year period ending on October 31 exceed the distributions from such taxable income and net capital gains for the calendar year.

Dividends and Distributions: The Fund intends to make a level dividend distribution each month to the holders of Common Stock. The level dividend rate may be modified by the Board from time to time, and will be based upon the past and projected performance and expenses of the Fund. The Fund intends to also make a distribution during or with respect to each calendar year (which may be combined with a regular monthly distribution), which will generally include any net investment income and net realized capital gain for the year not otherwise distributed.

PGIM Investments has received an order from the Securities and Exchange Commission (the “SEC”) granting the Fund an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit certain closed-end funds managed by PGIM Investments to include realized long-term capital gains as a part of their respective regular distributions to the holders of common stock more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). The Fund intends to rely on this exemptive order. The Board may, at the request of PGIM Investments, adopt a managed distribution policy.

Dividends and distributions to stockholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Fund has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PGIM Investments has entered into a subadvisory agreement with PGIM, Inc. , which provides subadvisory services to the Fund through its PGIM Fixed Income and PGIM, Inc. has entered into a sub-subadvisory agreement with PGIM Limited (each a “subadviser” and collectively the “subadvisers”).

The management fee paid to the Manager is accrued daily and payable monthly, at an annual rate of 0.80% of the average daily value of the Fund’s investable assets. “Investable

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Notes to Financial Statements (continued)

assets” refers to the net assets attributable to the outstanding common stock of the Fund plus the liquidation preference of any outstanding preferred stock issued by the Fund, the principal amount of any borrowings and the principal on any debt securities issued by the Fund.

PGIM Investments, PGIM Limited and PGIM, Inc. are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund. In addition to the realized and unrealized gains on investments in the Core Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income”.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the reporting period ended July 31, 2021, no 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended July 31, 2021, were $48,859,832 and $67,558,038, respectively.

A summary of the cost of purchases and proceeds from sales of shares of an affiliated mutual fund for the reporting period ended July 31, 2021, is presented as follows:

Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Ultra Short Bond Fund (1)(wb)
$20,682,185	$40,056,465	$25,002,613	$—	$—	$35,736,037	35,736,037	$5,259

(1)	The Fund did not have any capital gain distributions during the reporting period.
(wb)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the two months ended July 31, 2021, the tax character of dividends paid by the Fund were $5,937,281 of ordinary income and $1,046,631 of tax return of capital. For the year ended May 31, 2021, the tax character of dividends paid by the Fund were $37,167,898 of ordinary income and $4,735,574 of tax return of capital. For the year ended May 31, 2020, the tax character of dividends paid by the Fund were $40,696,044 of ordinary income and $708,577 of tax return of capital.

As of July 31, 2021, there were no accumulated undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of July 31, 2021 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$725,714,968	$46,728,862	$(19,199,381)	$27,529,481

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales, swaps, differences in the treatment of premium amortization for book and tax purposes, defaulted securities and other book to tax differences.

For federal income tax purposes, the Fund had a capital loss carryforward as of July 31, 2021 of approximately $82,097,000 which can be carried forward for an unlimited period. The Fund utilized approximately $2,694,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended July 31, 2021. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax

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Notes to Financial Statements (continued)

authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended July 31, 2021 are subject to such review.

7.	Capital and Ownership

There are 1 billion shares of $0.001 par value common stock authorized. As of July 31, 2021, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Number of Shares	Percentage of Outstanding Shares
11,138	0.03%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
—	—%	6	53.0%

For the reporting period ended July 31, 2021, the Fund did not issue any shares of common stock in connection with the Fund’s dividend reinvestment plan.

8.	Borrowings and Re-hypothecation

The Fund has entered into a committed credit facility agreement (the “Credit Facility”) with The Bank of Nova Scotia (the “Financial Institution”), pursuant to which the Fund may borrow up to a maximum commitment amount of $240 million. The Fund will pay interest in the amount of 0.75% plus the 1-month U.S. Dollar London Interbank Offered Rate (LIBOR) on the amount outstanding. Such interest expenses, as well as fees for the Credit Facility (including commitment fees for any portion of the Credit Facility not drawn upon at any time during the period), are disclosed in the Statement of Operations under Interest and Miscellaneous expense, respectively. The Fund’s obligations under the Credit Facility are secured by the assets of the Fund segregated for the purpose of securing the amount borrowed and are indicated in the Schedule of Investments. The purpose of the Credit Facility is to provide the Fund with portfolio leverage and to meet its general cash flow requirements. If the Fund fails to meet certain requirements or maintain other financial covenants required under the Credit Facility, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding.

The Fund utilized the credit facility during the reporting period ended July 31, 2021. The average daily outstanding loan balance for the 61 days that the Fund utilized the facility during the reporting period was $185,573,770, borrowed at a weighted average interest rate of 0.84%. The maximum loan balance outstanding during the reporting period was $190,000,000. At July 31, 2021, the Fund had an outstanding loan balance of $181,000,000.

Re-hypothecation: The credit facility permits, subject to certain conditions, the Financial Institution to re-hypothecate, a portion of the portfolio securities segregated by the Fund as collateral. The Fund continues to receive interest on re-hypothecated securities. The Fund also has the right under the agreement to recall the re-hypothecated securities from the Financial Institution on demand. If the Financial Institution fails to deliver the recalled security in a timely manner, the Fund will be compensated by the Financial Institution for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by the Financial Institution, the Fund, upon notice to the Financial Institution, may reduce the loan balance outstanding by the value of the recalled security failed to be returned plus accrued interest. The Fund will receive a portion of the fees earned by the Financial Institution in connection with the re-hypothecation of portfolio securities which reduces the interest expense on borrowings. Such earnings are disclosed in the Statement of Operations under Interest income. For the reporting period ended July 31, 2021, there were no earnings to be disclosed.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below.

Bond Obligations Risk: As with credit risk, market risk and interest rate risk, the Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may lose income.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

Cyber Security Risk: Failures or breaches of the electronic systems of the Fund, the Fund’s manager, subadviser and other service providers, or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and

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Notes to Financial Statements (continued)

systems. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund’s service providers or issuers of securities in which the Fund invests.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

The US Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements, and risk exposure limitations. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance or disrupt markets.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-US investors, or that prevent non-US investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Foreign Securities Risk: Investments in securities of non-US issuers (including those denominated in US dollars) generally involve more risk than investing in securities of US issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the US. Foreign legal systems generally have fewer regulatory requirements than the US legal system. In general, less information is publicly available about non-US companies than about US companies. Non-US companies generally are not subject to the same accounting, auditing, and financial reporting standards as are US companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-US securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-US currency, confiscatory taxation and adverse diplomatic developments. Special US tax considerations may apply.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risks: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Leverage Risk: The Fund may seek to enhance the level of its current distributions to holders of common shares through the use of leverage. The Fund may use leverage through borrowings, including loans from certain financial institutions. The Fund may borrow in amounts up to 33 1/3% (as determined immediately after borrowing) of the Fund’s investable assets. The use of leverage can create special risks. There can be no assurance that any leveraging strategy the Fund employs will be successful during any period in which it is employed.

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Notes to Financial Statements (continued)

LIBOR Risk: Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offering rates (IBOR). There still remains uncertainty regarding the nature of any replacement rates for LIBOR and the other IBORs as well as around fallback approaches for instruments extending beyond the any phase-out of these reference rates. The lack of consensus around replacement rates and the uncertainty of the phase out of LIBOR and other IBORs may result in increased volatility in corporate or governmental debt, bank loans, derivatives and other instruments invested in by the Fund as well as loan facilities used by the Fund.

The potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Certain proposed replacement rates to LIBOR, such as the Secured Overnight Financing Rate (“SOFR”), are materially different from LIBOR, and changes in the applicable spread for instruments previously linked to LIBOR will need to be made in order for instruments to pay similar rates. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to reduced coupons on debt held by the Fund, higher rates required to be paid by the Fund on bank lines of credit due to increases in spreads, increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR and the other IBORs as benchmarks could deteriorate during the transition period, these effects could begin to be experienced by the end of 2021 and beyond until the anticipated discontinuance date in 2023 for the majority of the LIBOR rates.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or trade in lower volumes may be more difficult to value. If the Fund is forced to sell these investments for any reason, the Fund may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Fund may incur higher transaction costs when executing trade order of a given size. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the outbreak of COVID-19 globally in 2020 or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Risks of Investments in Bank Loans: The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund’s scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of

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Notes to Financial Statements (continued)

the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy laws.

Risk of Market Price Discount from Net Asset Value: Shares of closed-end funds frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that net asset value could decrease as a result of investment activities.

10.	Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of certain provisions of the ASU and any impact on the financial statement disclosures has not yet been determined.

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule took effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Fund.

11.	Subsequent Event

Dividends to shareholders: On August 31, 2021, the Fund declared monthly dividends of $0.105 per share payable on September 30, 2021, October 29, 2021 and November 30, 2021, respectively, to shareholders of record on September 17, 2021, October 15, 2021 and November 12, 2021, respectively. The ex-dates are September 16, 2021, October 14, 2021 and November 10, 2021, respectively.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of PGIM High Yield Bond Fund, Inc. and Shareholders of PGIM High Yield Bond Fund, Inc.

Opinions on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM High Yield Bond Fund, Inc. (the “Fund”) as of July 31, 2021, the related statements of operations, of changes in net assets and of cash flows for the period from June 1, 2021 through July 31, 2021 and the year ended May 31, 2021, including the related notes, and the financial highlights for the period from June 1, 2021 through July 31, 2021 and the year ended May 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, and the results of its operations, changes in its net assets and its cash flows for the period from June 1, 2021 through July 31, 2021 and the year ended May 31, 2021, and the financial highlights for the period from June 1, 2021 through July 31, 2021 and the year ended May 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended May 31, 2020 and the financial highlights for each of the periods ended on or prior to May 31, 2020 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated July 20, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

September 20, 2021

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

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Tax Information (unaudited)

For the period ended July 31, 2021, the Fund reports the maximum amount allowable but not less than 81.80% as interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2022, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of distributions received by you in calendar year 2021.

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Other Information (unaudited)

Investment Objective and Policies

There have been no material changes to the investment objectives, policies and restrictions since the Fund’s Annual Report for the fiscal year ended May 31, 2021 that have not been approved by stockholders.

Investment Objective. The Fund’s investment objective is to provide a high level of current income. The Fund’s investment objective is non-fundamental and may be changed without stockholder approval.

Investment Policies. Under normal market conditions, the Fund will invest at least 80% of its investable assets in a diversified portfolio of high yield fixed income instruments that are rated below investment grade with varying maturities and other investments (including derivatives) with similar economic characteristics. This 80% investment policy is a non-fundamental policy and may be changed by the Board of Directors of the Fund without stockholder approval and after providing holders of Common Stock with at least 60 days’ prior written notice of any change as required by the rules under the Investment Company Act of 1940, as amended (the “1940 Act”). The term “investable assets” refers to the total assets of the Fund (including any assets attributable to money borrowed, including as a result of any shares of preferred stock or notes or other debt securities that may be issued by the Fund) minus the sum of (i) accrued liabilities of the Fund (other than liabilities for money borrowed, including the liquidation preference of any outstanding preferred stock, and principal on notes and other debt securities issued by the Fund), (ii) any accrued and unpaid interest on money borrowed and (iii) accumulated dividends on any outstanding shares of Common Stock and preferred stock issued by the Fund.

The Fund’s investments in derivatives will be included under the 80% investment policy noted above so long as the underlying assets of such derivatives are based on one or more high yield fixed income instruments that are rated below investment grade. Such derivative investments are subject to the Fund’s limit of investing up to 20% of its investable assets in derivatives.

The Fund may not invest in municipal debt obligations (except for temporary defensive measures), asset-backed securities (including collateralized debt obligations and collateralized loan obligations), and mortgage-backed securities (including securities issued by the U.S. government and agencies as well as privately). The Fund defines the term “asset-backed security” as a type of pass through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables.

Foreign Instruments. Under normal market conditions, the Fund may invest up to 20% of its investable assets in U.S. currency denominated and/or foreign currency denominated fixed income instruments issued by foreign issuers.

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Other Information (unaudited) (continued)

Investment Grade Investments. Under normal market conditions, the Fund may invest up to 20% of its investable assets in fixed income instruments that are rated investment grade (Baa3 or higher by Moody’s, BBB- or higher by S&P or Fitch, or comparably rated by another NRSRO) or, if unrated, are considered by the subadviser to be of comparable quality.

Loan Participations and Assignments. Under normal market conditions, the Fund may invest up to 20% of its investable assets in loan participations and assignments.

Derivatives. The Fund is permitted to invest up to 20% of its investable assets in derivatives but expects to maintain derivatives exposure of below 20% under normal market conditions. The Fund’s investments in derivatives may be for hedging, investment or leverage purposes, or to manage interest rates or the duration of the Fund’s portfolio. Although the Fund is not limited in the types of derivatives it can use, the Fund currently expects that its derivatives use will consist primarily of the following instruments and transactions: futures contracts, foreign currency forward contracts, U.S. Treasury swaps, interest rate swaps, credit default swaps on individual securities or groups or indices of securities (including high yield fixed income instruments) and credit-linked notes.

Investment Restrictions.

Fundamental Investment Restrictions

The following are fundamental investment restrictions of the Fund and, prior to the issuance of any preferred stock, may not be changed without the approval of the holders of a majority of the Fund’s outstanding shares of Common Stock. Subsequent to the issuance of a class of preferred stock, the following investment restrictions may not be changed without the approval of a majority of the outstanding shares of Common Stock and of preferred stock, voting together as a class, and the approval of a majority of the outstanding shares of preferred stock, voting separately by class. In each case, a majority of the Fund’s outstanding shares of Common Stock and/or preferred stock, as applicable, for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of Common Stock and/or preferred stock, as applicable, represented at a meeting at which more than 50% of such shares are represented or (ii) more than 50% of the outstanding shares of Common Stock and/or preferred stock, as applicable. The Fund may not:

1. Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time, except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the “1940 Act Laws, Interpretations and Exemptions”).

2. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

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3. Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

4. Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund’s ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

5. Engage in the underwriting of securities except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 (the “Securities Act”) in disposing of a portfolio security.

6. Purchase any security if as a result 25% or more of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry or group of industries, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

7. Make loans, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of credit instruments, including without limitation, bonds, debentures, repurchase agreements, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund’s investment objective and strategies.

For purposes of Investment Restriction 5, a technical provision of the Securities Act deems certain persons to be “underwriters” if they purchase a security from an issuer and later sell it to the public. Although it is not believed that the application of this Securities Act provision would cause the Fund to be engaged in the business of underwriting, the policy set forth in Investment Restriction 5 will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities,

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Other Information (unaudited) (continued)

regardless of whether the Fund may be considered to be an underwriter under the Securities Act. Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus.

For purposes of Investment Restriction 7, the Fund may currently lend up to 33 1/3% of the value of its total assets.

Non-Fundamental Investment Restrictions

Although not fundamental, the Fund has the following additional investment restrictions which may be changed by the Board of Directors without stockholder approval.

The Fund may not:

1. Invest in securities of other investment companies, except as permitted under the 1940 Act Laws, Interpretations and Exemptions.

Compliance with any policy, investment restriction or limitation of the Fund that is expressed as a percentage of assets is determined at the time of investment. The policy will not be violated if these limitations are exceeded because of changes in the market value or investment rating of the Fund’s assets. The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

Charter or Bylaws Amendment

There have not been changes in the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by stockholders since the Fund’s Annual Report dated May 31, 2021.

Principal Risk Factors

There have been no material changes to the principal risk factors since the Fund’s Annual Report dated May 31, 2021.

The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective.

The following is a summary description of principal risks of investing in the Fund. The Fund’s risks include, but are not limited to, some or all of the risks discussed below. Different risks may be more significant at different times depending on market conditions. The order of the below risk factors does not indicate the significance of any particular risk factor.

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Bond Obligations Risk. As with credit risk, market risk and interest rate risk, the Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may lose income.

Credit Risk. This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

Cyber Security Risk. Failures or breaches of the electronic systems of the Fund, the Fund’s manager, subadviser and other service providers, or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its stockholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund’s service providers or issuers of securities in which the Fund invests.

Derivatives Risk. Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by stockholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

The US Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements, and risk exposure limitations. The ultimate

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Other Information (unaudited) (continued)

impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance or disrupt markets.

Emerging Markets Risk. The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-US investors, or that prevent non-US investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Foreign Securities Risk. Investments in securities of non-US issuers (including those denominated in US dollars) generally involve more risk than investing in securities of US issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the US. Foreign legal systems generally have fewer regulatory requirements than the US legal system. In general, less information is publicly available about non-US companies than about US companies. Non-US companies generally are not subject to the same accounting, auditing, and financial reporting standards as are US companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-US securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-US currency, confiscatory taxation and adverse diplomatic developments. Special US tax considerations may apply.

Interest Rate Risk. The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. For example, a fixed income security with a duration of three years is expected

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to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risk. High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Leverage Risk. The Fund may seek to enhance the level of its current distributions to holders of common stock through the use of leverage. The Fund may use leverage through borrowings, including loans from certain financial institutions. The Fund may borrow in amounts up to 33 1/3% (as determined immediately after borrowing) of the Fund’s investable assets. The use of leverage can create special risks. There can be no assurance that any leveraging strategy the Fund employs will be successful during any period in which it is employed.

LIBOR Risk. Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offering rates (IBOR). There still remains uncertainty regarding the nature of any replacement rates for LIBOR and the other IBORs as well as around fallback approaches for instruments extending beyond the any phase-out of these reference rates. The lack of consensus around replacement rates and the uncertainty of the phase out of LIBOR and other IBORs may result in increased volatility in corporate or governmental debt, bank loans, derivatives and other instruments invested in by the Fund as well as loan facilities used by the Fund.

The potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or

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Other Information (unaudited) (continued)

supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Certain proposed replacement rates to LIBOR, such as the Secured Overnight Financing Rate (“SOFR”), are materially different from LIBOR, and changes in the applicable spread for instruments previously linked to LIBOR will need to be made in order for instruments to pay similar rates. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to reduced coupons on debt held by the Fund, higher rates required to be paid by the Fund on bank lines of credit due to increases in spreads, increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR and the other IBORs as benchmarks could deteriorate during the transition period, these effects could begin to be experienced by the end of 2021 and beyond until the anticipated discontinuance date in 2023 for the majority of the LIBOR rates.

Liquidity Risk. The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Fund is forced to sell these investments for any reason, the Fund may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Fund may incur higher transaction costs when executing trade orders of a given size. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk. The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.

Market Disruption and Geopolitical Risks. International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern

82

Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the outbreak of COVID-19 globally in 2020 or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk. Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Risks of Investments in Bank Loans. The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund’s scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy laws.

Risk of Market Price Discount from Net Asset Value. Shares of closed-end funds frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that net asset value could decrease as a result of investment activities.

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Other Information (unaudited) (continued)

Portfolio Management. Robert Cignarella, Robert Spano, Ryan Kelly, Brian Clapp, and Daniel Thorogood of PGIM Fixed Income are primarily responsible for management of the Fund. There have been no changes to the Fund’s portfolio managers who are responsible for the day-to-day management of the Fund since the Fund’s Annual Report dated May 31, 2021.

Dividend Reinvestment Plan. Unless a holder of common stock elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on common stock will be automatically reinvested by the Plan Administrator pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional common stock. The holders of common stock who elect not to participate in the Plan will receive all dividends and other distributions (together, a “Dividend”) in cash paid by check mailed directly to the stockholder of record (or, if the common stock is held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the Dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. Such notice will be effective with respect to a particular Dividend. Some brokers may automatically elect to receive cash on behalf of the holders of common stock and may re-invest that cash in additional common stock.

The Plan Administrator will open an account for each common stockholder under the Plan in the same name in which such common stockholder’s common stock is registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common stock. The common stock will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common stock from the Fund (“Newly Issued common stock”) or (ii) by purchase of outstanding common stock on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price of the common stock plus per share fees (as defined below) is equal to or greater than the NAV per share of common stock (such condition being referred to as “market premium”), the Plan Administrator will invest the Dividend amount in Newly Issued common stock on behalf of the participants. The number of Newly Issued common stock to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share of common stock on the payment date, provided that, if the NAV per share of common stock is less than or equal to 95% of the closing market price per share of common stock on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common stock on the payment date. If, on the payment date for any Dividend, the NAV per share of common stock is greater

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than the closing market value per share of common stock plus per share fees (such condition being referred to as “market discount”), the Plan Administrator will invest the Dividend amount in shares of common stock acquired on behalf of the participants in Open-Market Purchases.

“Per share fees” include any applicable brokerage commissions the Plan Administrator is required to pay. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common stock trades on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in common stock acquired in Open-Market Purchases on behalf of participants. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share of common stock exceeds the NAV per share of common stock, the average per share purchase price paid by the Plan Administrator for common stock may exceed the NAV per share of the common stock, resulting in the acquisition of fewer shares of common stock than if the Dividend had been paid in Newly Issued common stock on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued common stock at the NAV per share of common stock at the close of business on the Last Purchase Date, provided that, if the NAV is less than or equal to 95% of the then current market price per share of common stock, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all stockholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by stockholders for tax records. Common stock in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each stockholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the holders of common stock such as banks, brokers or nominees that hold shares of common stock for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of shares of common stock certified from time to time by the record stockholder’s name and held for the account of beneficial owners who participate in the Plan.

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Other Information (unaudited) (continued)

The Plan Administrator’s service fee, if any, and expenses for administering the plan will be paid for by the Fund. If a participant elects by written, Internet or telephonic notice to the Plan Administrator to have the Plan Administrator sell part or all of the shares held by the Plan Administrator in the participant’s account and remit the proceeds to the participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.12 per share fee. If a participant elects to sell his or her shares of common stock, the Plan Administrator will process all sale instructions received no later than five business days after the date on which the order is received by the Plan Administrator, assuming the relevant markets are open and sufficient market liquidity exists (and except where deferral is required under applicable federal or state laws or regulations). Such sale will be made through the Plan Administrator’s broker on the relevant market and the sale price will not be determined until such time as the broker completes the sale. In every case the price to the participant shall be the weighted average sale price obtained by the Plan Administrator’s broker net of fees for each aggregate order placed by the participant and executed by the broker. To maximize cost savings, the Plan Administrator will seek to sell shares in round lot transactions. For this purpose the Plan Administrator may combine a participant’s shares with those of other selling participants.

There will be no brokerage charges with respect to shares of common stock issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. Each participant will be charged a per share fee (currently $0.05 per share) on all Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of common stock through the Plan Administrator are subject to brokerage commissions.

Each participant may terminate the participant’s account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.computershare.com/investor, by filling out the transaction request form located at the bottom of the participant’s Statement and sending it to the Plan Administrator or by calling the Plan Administrator. Such termination will be effective immediately if the participant’s notice is received by the Plan Administrator prior to any dividend or distribution record date. Upon any withdrawal or termination, the Plan Administrator will cause to be delivered to each terminating participant a statement of holdings for the appropriate number of the Fund’s whole book-entry shares of common stock and a check for the cash adjustment of any fractional share at the market value of the Fund’s shares of common stock as of the close of business on the date the termination is effective less any applicable fees. In the event a participant’s notice of termination is on or after a record date (but before payment date) for an account whose dividends are reinvested, the Plan Administrator, in its sole discretion, may either distribute such dividends in cash or reinvest them in shares of common stock on behalf of the terminating participant. In the event reinvestment is made, the Plan Administrator will

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process the termination as soon as practicable, but in no event later than five business days after the reinvestment is completed. The Plan may be terminated by the Fund upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000, by calling (toll free) 800-451-6788 or through the Plan Administrator’s website www.computerhsare.com/investor.

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Management of the Fund (unaudited)

Information about the Directors (or “Board Members”) and Officers of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “1940 Act”), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Directors
Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Term of Office & Length of Time Served	Other Directorships Held
Ellen S. Alberding 1958 Board Member Portfolios Overseen: 94	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	Since 2013 (Class I)	None.
Kevin J. Bannon 1952 Board Member Portfolios Overseen: 94	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Since 2011 (Class II)	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Barry H. Evans 1960 Board Member Portfolios Overseen: 93	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer—Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Since 2017 (Class III)	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

PGIM High Yield Bond Fund, Inc.

Management of the Fund (continued)

Independent Directors
Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Term of Office & Length of Time Served	Other Directorships Held
Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 94	Retired; Executive Committee of the Independent Directors Council (IDC) Board of Governors (since October 2019); Member (since November 2014) of the Governing Council of the IDC (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	Since 2013 (Class II)	None.
Brian K. Reid 1961 Board Member Portfolios Overseen: 93	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	Since 2018 (Class I)	None
Grace C. Torres 1959 Board Member Portfolios Overseen: 93	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Since 2015 (Class II)	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.

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Interested Directors
Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Term of Office & Length of Time Served	Other Directorships Held
Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 93	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute – Board of Governors (since May 2012).	Since 2015 (Class I)	None.
Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 94	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	Since 2011 (Class III)	None.

Fund Officers(a)
Name, Year of Birth, Position with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Claudia DiGiacomo 1974 Chief Legal Officer	Since 2011	Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

PGIM High Yield Bond Fund, Inc.

Management of the Fund (continued)

Fund Officers(a)
Name, Year of Birth, Position with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Dino Capasso 1974 Chief Compliance Officer	Since 2018	Chief Compliance Officer (since July 2019) of PGIM Investments LLC; Chief Compliance Officer (since July 2019) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., and PGIM Short Duration High Yield Opportunities Fund; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.
Andrew R. French 1962 Secretary	Since 2011	Vice President (since December 2018) of PGIM Investments LLC; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.
Debra Rubano 1975 Assistant Secretary	Since 2020	Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).
Diana N. Huffman 1982 Assistant Secretary	Since 2019	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).
Melissa Gonzalez 1980 Assistant Secretary	Since 2020	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.
Patrick E. McGuinness 1986 Assistant Secretary	Since 2020	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012-2017) of IIL, Inc.

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Fund Officers(a)
Name, Address and Age Position with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Since 2019	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).
Deborah Conway 1969 Assistant Treasurer	Since 2019	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.
Elyse M. McLaughlin 1974 Assistant Treasurer	Since 2019	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.
Lana Lomuti 1967 Assistant Treasurer	Since 2014	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.
Russ Shupak 1973 Assistant Treasurer	Since 2019	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.

(a)	Excludes Mr. Parker and Mr. Benjamin, Interested Directors of the Fund who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Directors are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
•	Unless otherwise noted, the address of all Directors and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4077.
•

The Board of Directors is divided into three classes, each of which has three-year terms. Class I term expires in 2022, Class II term expires in 2023 and Class III term expires in 2024. Officers are generally elected by the Board to one-year terms.

•

There is no set term of office for Directors or Officers. The Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

•	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM High Yield Bond Fund, Inc.

Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM High Yield Bond Fund, Inc. (the “Fund”) consists of eight individuals, six of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the Directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, two Investment Committees and the Nominating and Governance Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”) and the Fund’s sub-subadvisory agreement with PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7-10, 2021 and approved the renewal of the agreements through July 31, 2022, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM, and, where appropriate, affiliates of PGIM. Also, the Board considered comparisons with other funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser, and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-10, 2021.

PGIM High Yield Bond Fund, Inc.

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, and between PGIM and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement with PGIM, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser and sub-subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, respectively, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser and the sub-subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory agreement and sub-subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM’s portfolio managers who are responsible for the day-to-day

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management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income and PGIML.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM and the sub-subadvisory services provided to the Fund by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income and PGIML under the management, subadvisory and sub-subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning whether PGIM Investments realizes economies of scale as the Fund’s assets grow beyond current levels. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board considered that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board noted that, while the Fund does not have breakpoints in its management fees, economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment.

PGIM High Yield Bond Fund, Inc.

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to any individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three- and five-year periods ended December 31, 2020.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended May 31, 2020. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the funds (for performance, the best performing funds and, for expenses, the lowest cost funds).

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	3rd Quartile	N/A
Actual Management Fees: 3rd Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that Fund outperformed its benchmark index over the one- and three-year periods and underperformed over the five-year period.
•	The Board noted that Fund outperformed its benchmark index over all periods on a gross basis.
•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory and sub-subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM High Yield Bond Fund, Inc.

Privacy Notice

Prudential values your business and your trust. We respect the privacy of your personal information and take our responsibility to protect it seriously. This privacy notice is provided on behalf of the Prudential companies listed at the end of this notice (Prudential), and applies to our current and former customers. This notice describes how we treat the information we receive about you, including the ways in which we will share your personal information within Prudential and your right to opt out of such sharing.

Protecting Your Personal Information

We maintain physical, electronic and procedural safeguards to protect your personal information. The people who are authorized to have access to your personal information need it to do their jobs, and we require them to keep that information secure and confidential.

Personal Information We Collect

We collect your personal information when you fill out applications and other forms, when you enter personal details on our websites, when you respond to our emails, and when you provide us information over the telephone. We also collect personal information that others give us about you. This information includes, for example:

•	name
•	address, email address, telephone number, and other contact information
•	income and financial information
•	Social Security number
•	transaction history
•	medical information for insurance applications
•	consumer reports from consumer reporting agencies
•	participant information from organizations that purchase products or services from us for the benefit of their members or employees

Using Your Information

We use your personal information for various business purposes, including:

•	normal everyday business purposes, such as providing services to you and administrating your account or policy
•	business research and analysis
•	marketing products and services of Prudential and other companies in which you may be interested
•	as required by law

Sharing Your Information

We may share your personal information, including information about your transactions and experiences, among Prudential companies and with other non-Prudential companies who perform services for us or on our behalf, for our everyday business purposes, such as providing services to you and administering your account or policy. We may also share your personal information with another financial institution if you agree that your account or policy can be transferred to that financial company.

We may share your personal information among Prudential companies so that the Prudential companies can market their products and services to you. We may also share consumer report information among Prudential companies which may include information about you from credit reports and certain information that we receive from you and from consumer reporting agencies or other third parties. You can limit this sharing by following the instructions described in this notice. For those customers who have one of our products through a plan sponsored by an employer or other organization, we will share your personal information in a manner consistent with the terms of the plan agreement or consistent with our agreement with you.

We may also share your personal information as permitted or required by law, including, for example, to law enforcement officials and regulators, in response to subpoenas, and to prevent fraud.

Unless you agree otherwise, we do not share your personal information with non-Prudential companies for them to market their products or services to you. We may tell you about a product or service that other companies offer and, if you respond, that company will know that we selected you to receive the information.

Limiting Our Sharing—Opt Out/Privacy Choice

You may tell us not to share your personal information among Prudential companies for marketing purposes, and not to share consumer report information among Prudential companies, by “opting out” of such sharing. To limit our sharing for these purposes:

•	visit us online at: www.prudential.com/privacyoptout
•	call us at: 1-877-248-4019

If you previously told us since 2016 not to share your personal information among Prudential companies for marketing purposes, or not to share your consumer report information among Prudential companies, you do not need to tell us not to share your information again.

You are not able to limit our ability to share your personal information among Prudential companies and with other non-Prudential companies for servicing and administration purposes.

Questions

If you have any questions about how we protect, use, and share your personal information or about this privacy notice, please call us. The toll-free number is 1-877-248-4019.

We reserve the right to modify this notice at any time. This notice is also available anytime at www.prudential.com.

This notice is being provided to customers and former customers of the Prudential companies listed below.

Insurance Companies and Insurance Company Separate Accounts

The Prudential Insurance Company of America; Prudential Annuities Life Assurance Corporation; Pruco Life Insurance Company; Pruco Life Insurance Company of New Jersey;

Prudential Retirement Insurance and Annuity Company (PRIAC); CG Variable Annuity Account I and CG Variable Annuity Account II; Prudential Legacy Insurance Company of New Jersey; All insurance company separate accounts that include the following names or are otherwise identified as maintained by an entity that includes the following names: Prudential, Pruco, or PRIAC

Insurance Agencies

Prudential Insurance Agency, LLC; Mullin TBG Insurance Agency Services, LLC; Assurance IQ, LLC.

Broker-Dealers and Registered Investment Advisers

AST Investment Services, Inc.; Prudential Annuities Distributors, Inc.; Global Portfolio Strategies, Inc.; Pruco Securities, LLC; PGIM, Inc.; Prudential Investment Management Services LLC; PGIM Investments LLC; Prudential Private Placement Investors, L.P., Prudential Customer Solutions LLC; QMA LLC; Jennison Associates LLC

Bank and Trust Companies

Prudential Bank & Trust, FSB; Prudential Trust Company

Investment Companies and Other Investment Vehicles

PGIM Funds; Prudential Insurance Funds; Prudential Capital Partners, L.P.; Advanced Series Trust; PGIM Private Placement Investors, Inc.; All funds that include the following names: Prudential, PCP, PGIM, PEP, or PCEP

Other Companies

Prudential Workplace Solutions Group Services, LLC; Prudential Mutual Fund Services LLC

Vermont Residents: We will not share information about your creditworthiness among Prudential companies, other than as permitted by Vermont law, unless you authorize us to make those disclosures.

Prudential, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

D6021	Privacy Ed 1/2021

∎ MAIL	∎ MAIL (OVERNIGHT)	∎ TELEPHONE
Computershare P.O. Box 30170 College Station, TX 77842-3170	Computershare 211 Quality Circle Suite 210 College Station, TX 77845	(800) 451-6788
∎ WEBSITE
pgim.com/investments

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 451-6788 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Barry H. Evans • Keith F. Hartstein • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Computershare Trust Company, N.A.	PO Box 30170 College Station, TX 77842-3170

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM High Yield Bond Fund, Inc., PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

CERTIFICATIONS
The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the required annual certifications and the Fund has also included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer as required by Section 302 of the Sarbanes-Oxley Act, on the Fund’s Form N-CSR filed with the Commission, for the period of this report.

An investor should consider the investment objective, risks, charges, and expenses of the Fund carefully before investing.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock at market prices.

PGIM HIGH YIELD BOND FUND, INC.

NYSE	ISD
CUSIP	69346H100

PICE1000E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal period June 1, 2021 through July 31, 2021, the Registrant’s principal accountant was PricewaterhouseCoopers LLP (“PwC”). For the fiscal period ended July 31, 2021, PwC billed the Registrant $33,112 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

For the fiscal year ended May 31, 2021, the Registrant’s principal accountant was PricewaterhouseCoopers LLP (“PwC”). For the fiscal year ended May 31, 2021, PwC billed the Registrant $44,150 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

For the fiscal year ended May 31, 2020, the Registrant’s principal accountant was KPMG LLP (“KPMG”). For the fiscal year ended May 31, 2020, KPMG billed the Registrant $44,597 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal period June 1, 2021 through July 31, 2021, PwC did not bill the Registrant for audit-related services.

For the fiscal year ended May 31, 2021, PwC did not bill the Registrant for audit-related services.

For the fiscal year ended May 31, 2021, fees of $5,075 were billed to the Registrant for services rendered by KPMG in connection with the auditor transition.

For the fiscal year ended May 31, 2020, fees of $1,418 were billed to the Registrant for services rendered by KPMG in connection with an accounting system conversion and were paid by The Bank of New York Mellon.

(c) Tax Fees

For the fiscal period June 1, 2021 through July 31, 2021 and the fiscal years ended May 31, 2021 and May 31, 2020: none.

(d) All Other Fees

For the fiscal period June 1, 2021 through July 31, 2021 and the fiscal years ended May 31, 2021 and May 31, 2020: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal period June 1, 2021 through July 31, 2021 and the fiscal years ended May 31, 2021 and May 31, 2020, 100% of the services referred to in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal period June 1, 2021 through July 31, 2021 and the fiscal years ended May 31, 2021 and May 31, 2020 was $0, $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants –

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Grace C. Torres (chair), Brian K. Reid, and Keith F. Hartstein.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

PROXY VOTING POLICIES OF THE SUBADVISER

PGIM FIXED INCOME

PGIM Fixed Income’s policy is to vote proxies in the best economic interest of its clients. In the case of pooled accounts, the policy is to vote proxies in the best economic interest of the pooled account. The proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect PGIM Fixed Income’s judgment of how to further the best economic interest of its clients through the shareholder or debt-holder voting process.

PGIM Fixed Income invests primarily in debt securities, thus there are few traditional proxies voted by it. PGIM Fixed Income generally votes with management on routine matters such as the appointment of accountants or the election of directors. From time to time, ballot issues arise that are not addressed by the policy or circumstances may suggest a vote not in accordance with the established guidelines. In these cases, voting decisions are made on a case-by-case basis by the applicable portfolio manager taking into consideration the potential economic impact of the proposal. Not all ballots are received by PGIM Fixed Income in advance of voting deadlines, but when ballots are received in a timely fashion, PGIM Fixed Income strives to meet its voting obligations. It cannot, however, guarantee that every proxy will be voted prior to its deadline.

With respect to non-U.S. holdings, PGIM Fixed Income takes into account additional restrictions in some countries that might impair its ability to trade those securities or have other potentially adverse economic consequences. PGIM Fixed Income generally votes non-U.S. securities on a best efforts basis if it determines that voting is in the best economic interest of its clients.

Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client of PGIM Fixed Income. When PGIM Fixed Income identifies an actual or potential material conflict of interest between the firm and its clients with respect to proxy voting, the matter is presented to senior management who will resolve such issue in consultation with the compliance and legal departments. Proxy voting is reviewed by the trade management oversight committee.

Any client may obtain a copy of PGIM Fixed Income’s proxy voting policy, guidelines and procedures, as well as the proxy voting records for that client’s securities, by contacting the account management representative responsible for the client’s account.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies

As of July 31, 2021, the following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Robert Cignarella, CFA, is a Managing Director and Head of U.S. High Yield for PGIM Fixed Income. Mr. Cignarella is also the co-Head of the Global High Yield Strategy. Prior to joining the firm in 2014, Mr. Cignarella was a managing director and co-head of high yield and bank loans at Goldman Sachs Asset Management. He also held positions as a high yield portfolio manager and a high yield and investment grade credit analyst. Earlier, he was a financial analyst in the investment banking division of Salomon Brothers. Mr. Cignarella received an MBA from the University of Chicago, and a bachelor’s degree in operations research and industrial engineering from Cornell University. He holds the Chartered Financial Analyst (CFA) designation.

Brian Clapp, CFA, is a Principal and a high yield portfolio manager for PGIM Fixed Income’s U.S. High Yield Team. Mr. Clapp was previously a senior high yield credit analyst on PGIM Fixed Income’s Credit Research team. He joined the Firm in 2006 from Muzinich & Co. While there, Mr. Clapp held several positions, including portfolio manager for a high yield bond based hedge fund, hedge fund credit analyst, and credit analyst covering the chemical, industrial, and transportation sectors. Earlier at Triton Partners, an institutional high yield fund manager, Mr. Clapp was a credit analyst covering the metals and mining, healthcare, homebuilding, building products and transportation sectors. He received a BS in Finance from Bryant College, and an MS in Computational Finance, and an MBA from Carnegie Mellon. Mr. Clapp holds the Chartered Financial Analyst (CFA) designation.

Ryan Kelly, CFA, is a Principal and lead portfolio manager for PGIM Fixed Income’s Credit Opportunities strategy. Mr. Kelly is also a senior portfolio manager for PGIM Fixed Income’s U.S. High Yield Team. Prior to his current roles, Mr. Kelly was a senior high yield credit analyst in PGIM Fixed Income’s Credit Research Group, covering the automotive, energy, technology and finance sectors. Prior to joining the firm in 2002, Mr. Kelly was a senior high yield bond analyst at Muzinich & Company. Earlier, he was an investment banker at PNC Capital Markets/PNC Bank where he worked in the high yield bond, mergers and acquisition (M&A) and loan syndication groups. Mr. Kelly began his career in investment banking at Chase Manhattan Bank, working on project finance transactions and M&A advisory mandates for the electric power sector. He received a BA in Economics from Michigan State University and holds the Chartered Financial Analyst (CFA) designation.

Robert Spano, CFA, CPA, is a Principal and a high yield portfolio manager for PGIM Fixed Income’s U.S. High Yield Bond Team. Prior to assuming his current position in 2007, Mr. Spano was a high yield credit analyst for 10 years in PGIM Fixed Income’s Credit Research Group, covering the health, lodging, consumer, gaming, restaurants, and chemical industries. Earlier, he worked as an investment analyst in the Project Finance Unit of the Firm’s private placement group. Mr. Spano also held positions in the internal audit and risk management units of Prudential Securities. He received a BS in Accounting from the University of Delaware and an MBA from New York University. Mr. Spano holds the Chartered Financial Analyst (CFA) and Certified Public Accountant (CPA) designations.

Daniel Thorogood, CFA, is a Principal and a high yield portfolio manager for PGIM Fixed Income’s U.S. High Yield Team. Mr. Thorogood is also responsible for portfolio strategy and managing high yield bond allocations in multi-sector portfolios. Prior to joining the High Yield Team, Mr. Thorogood was a member of PGIM Fixed Income’s Quantitative Research and Risk Management Group. Mr. Thorogood was the head of a team of portfolio analysts who support the Firm’s credit-related strategies, including investment grade corporate, high yield corporate, and emerging market debt sectors. The team was primarily responsible for performing detailed portfolio analysis relative to benchmarks, monitoring portfolio risk exposures, and analyzing performance through proprietary return attribution models. Prior to joining the Quantitative Research and Risk Management Group in 1996, Mr. Thorogood was Associate Manager in PGIM Fixed Income’s Trade Support and Operations Unit. He received a BS in Finance from Florida State University and an MBA in Finance from Rutgers University. Mr. Thorogood holds the Chartered Financial Analyst (CFA) designation.

Other Accounts Managed by the Portfolio Managers. The following tables set forth certain information with respect to the portfolio managers for the Fund. Unless noted otherwise, all information is provided as of July 31, 2021.

The table below identifies, for each portfolio manager, the number of accounts (other than the Fund) for which the portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italic typeface. In addition is information about portfolio manager ownership of Fund securities. The Ownership of Fund Securities column shows the dollar range of equity securities of the Fund beneficially owned by the portfolio manager.

Portfolio Managers	Registered Investment Companies/Total Assets	Other Pooled Investment Vehicles/ Total Assets	Other Accounts/ Total Assets	Fund Ownership
Robert Cignarella, CFA	11/$34,279,510,584	11/$9,069,529,613	34/$14,657,760,917	$100,001 - $500,000
		1/$108,063,271	4/$1,205,786,804

Brian Clapp, CFA	10/$32,507,818,323	11/$9,069,529,613	34/$14,657,760,917	$100,001 - $500,000
		1/$108,063,271	4/$1,205,786,804
Ryan Kelly, CFA	10/$32,507,818,323	11/$9,069,529,613	34/$14,657,760,917	$50,001 - $100,000
		1/$108,063,271	4/$1,205,786,804
Robert Spano, CFA, CPA	10/$32,507,818,323	11/$9,069,529,613	34/$14,657,760,917	$100,001 - $500,000
		1/$108,063,271	4/$1,205,786,804
Daniel Thorogood, CFA	31/$40,236,798,937	26/$11,141,088,724	143/$17,824,136,657	$50,001 - $100,000
		2/$273,590,633	11/$1,308,776,346

Compensation and Conflicts Disclosure:

Compensation

General

The base salary of an investment professional in the PGIM Fixed Income unit of PGIM, Inc. is primarily based on market data relative to similar positions as well as the past performance, years of experience and scope of responsibility of the individual. Incentive compensation, including the annual cash bonus, the long-term equity grant and grants under PGIM Fixed Income’s long-term incentive plans, is primarily based on such person’s contribution to PGIM Fixed Income’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines, risk parameters, and its compliance risk management and other policies, as well as market-based data such as compensation trends and levels of overall compensation for similar positions in the asset management industry. In addition, an investment professional’s qualitative contributions to the organization and its commercial success are considered in determining incentive compensation. Incentive compensation is not solely based on the performance of, or value of assets in, any single account or group of client accounts.

An investment professional’s annual cash bonus is paid from an annual incentive pool. The pool is developed as a percentage of PGIM Fixed Income’s operating income and the percentage used to calculate the pool may be refined by factors such as:

●	business initiatives;

●	the number of investment professionals receiving a bonus and related peer group compensation;

●	financial metrics of the business relative to those of appropriate peer groups; and

●	investment performance of portfolios: (i) relative to appropriate peer groups; and/or (ii) as measured against relevant investment indices.

Long-term compensation consists of Prudential Financial, Inc. restricted stock and grants under the long-term incentive plan and targeted long-term incentive plan. The long-term incentive plan is intended to more closely align compensation with investment performance . The targeted long-term incentive plan is intended to align the interests of certain of PGIM Fixed Income’s investment professionals with the performance of a particular long/short composite or commingled investment vehicle. Grants under the long-term incentive plan and targeted long-term incentive plan are participation interests in notional accounts with a beginning value of a specified dollar amount. For the long-term incentive plan, the value attributed to these notional accounts increases or decreases over a defined period of time based, in whole or in part (depending on the date of the grant), on the performance of investment composites representing a number of PGIM Fixed Income’s investment strategies. With respect to targeted long-term incentive awards, the value attributed to the notional accounts increases or decreases over a defined period of time based on the performance of either (i) a long/short investment composite or (ii) a commingled investment vehicle. An investment composite is an aggregation of accounts with similar investment strategies. The chief investment officer/head of PGIM Fixed Income also receives performance shares which represent the right to receive shares of Prudential Financial, Inc. common stock conditioned upon, and subject to, the achievement of specified financial performance goals by Prudential Financial, Inc. . Each of the restricted stock, grants under the long-term incentive plans, and performance shares is subject to vesting requirements.

CONFLICTS OF INTEREST. Like other investment advisers, PGIM Fixed Income is subject to various conflicts of interest in the ordinary course of its business. PGIM Fixed Income strives to identify potential risks, including conflicts of interest, that are inherent in its business, and PGIM Fixed Income conducts annual conflict of interest reviews. However, it is not possible to identify every potential conflict that can arise. When actual or potential conflicts of interest are identified, PGIM Fixed Income seeks to address such conflicts through one or more of the following methods:

-	elimination of the conflict;

-	disclosure of the conflict; or

-	management of the conflict through the adoption of appropriate policies, procedures or other mitigants.

PGIM Fixed Income follows the policies of Prudential Financial, Inc. on business ethics, personal securities trading, and information barriers. PGIM Fixed Income has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. PGIM Fixed Income cannot guarantee, however, that its policies and procedures will detect and prevent, or result in the disclosure of, each and every situation in which a conflict arises or could potentially arise.

Side-by-Side Management of Accounts and Related Conflicts of Interest. PGIM Fixed Income’s side-by-side management of multiple accounts can create conflicts of interest. Examples are detailed below, followed by a discussion of how PGIM Fixed Income addresses these conflicts.

●

Performance Fees – PGIM Fixed Income manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management creates an incentive for PGIM Fixed Income and its investment professionals to favor one account over another. Specifically, PGIM Fixed Income or its affiliates have an incentive to favor accounts for which PGIM Fixed Income or an affiliate receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

●

Affiliated accounts – PGIM Fixed Income manages accounts on behalf of its affiliates as well as unaffiliated accounts. PGIM Fixed Income have an incentive to favor accounts of affiliates over others. Additionally, at times, PGIM Fixed Income’s affiliates provide initial funding or otherwise invest in vehicles managed by it, for example by providing “seed capital” for a fund or account. Managing “seeded” accounts alongside “non-seeded” accounts creates an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product. Additionally, PGIM Fixed Income’s affiliated investment advisers from time to time allocate their asset allocation clients’ assets to PGIM Fixed Income. PGIM Fixed Income has an incentive to favor accounts used by its affiliates for their asset allocation clients to receive more assets from its affiliates.

●

Larger accounts/higher fee strategies – larger accounts and clients typically generate more revenue than do smaller accounts or clients and certain of PGIM Fixed Income’s strategies have higher fees than others. As a result, a portfolio manager could have an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for PGIM Fixed Income (or which it believes would generate more revenue in the future).

●

Long only and long/short accounts – PGIM Fixed Income manages accounts that only allow it to hold securities long as well as accounts that permit short selling. As a result, there are times when PGIM Fixed Income sells, a security short in some client accounts while holding the same security long in other client accounts.    These short sales could reduce the value of the securities held in the long only accounts. Conversely, purchases for long only accounts could have a negative impact on the short positions in long/short accounts. As a result, PGIM Fixed Income has conflicts of interest in determining the timing and direction of investments.

●

Securities of the same kind or class – PGIM Fixed Income sometimes buys or sells, or direct or recommend that a client buy or sell, securities of the same kind or class that are purchased or sold for another client at prices that may be different. Although such pricing differences could appear as preferences for one client over another, PGIM Fixed Income’s trade execution in each case is driven by its consideration of a variety of factors consistent with its duty to seek best execution. There are times when PGIM Fixed Income executes trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, or determine not to trade such securities in one or more accounts while trading for others. While such trades (or a decision not to trade) could appear inconsistent in how PGIM Fixed Income views or treats a security for one client versus another, they generally result from differences in investment strategy, portfolio composition or client direction.

●

Investment at different levels of an issuer’s capital structure— There are times when PGIM Fixed Income invests client assets in the same issuer, but at different levels in the issuer’s capital structure. This could occur, for instance, when a client holds private securities or loans of an issuer and other clients hold publicly traded securities of the same issuer. In addition, there are times when PGIM Fixed Income invest client assets in a class or tranche of securities of a securitized finance vehicle (such as a collateralized loan obligation, asset-backed security or mortgage-backed security) and also, at the same or different time, invests the assets of another client (including affiliated clients) in a different class or tranche of securities of the same vehicle. These different securities can have different voting rights, dividend or repayment priorities, rights in bankruptcy or other features that conflict with one another. For some of these securities (particularly private securitized product investments for which clients own all or a significant portion of the outstanding securities or obligations), PGIM Fixed Income has had, input regarding the characteristics and the relative rights and priorities of the various classes or tranches.

●

When PGIM Fixed Income invests client assets in different levels of an issuer’s capital structure, it is permitted to take actions with respect to the assets held by one client (including affiliated clients) that are potentially adverse to other clients, for example, by foreclosing on loans or by putting an issuer into default. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers, PGIM Fixed Income could find that the interests of a client and the interests of one or more other clients (including affiliated clients) could conflict. In these situations, decisions over proxy voting, corporate reorganizations, how to exit an investment, bankruptcy matters (including, for example, whether to trigger an event of default or the terms of any workout) or other actions or inactions can result in conflicts of interest. Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities encounters financial problems, decisions over the terms of any workout will raise conflicts of interest (including potential conflicts over proposed waivers and amendments to debt covenants). For example, a senior bond holder or lender might prefer a liquidation of the issuer in which it could be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders or junior bond holders. There will be times where PGIM Fixed Income refrains from taking certain actions (including participating in workouts and restructurings) or making investments on behalf of certain clients or where PGIM Fixed Income determine to sell investments for certain clients, in each case in order to mitigate conflicts of interest or legal, regulatory or other risks to PGIM Fixed Income This could potentially disadvantage the clients on whose behalf the actions are not taken, investments are not made, or investments are sold. Conversely, in other cases, PGIM Fixed Income will not refrain from taking such actions or making investments on behalf of some clients (including affiliated clients), which could potentially disadvantage other clients. Any of the foregoing conflicts of interest will be resolved on a case-by-case basis. Any such resolution will take into consideration the interests of the relevant clients, the circumstances giving rise to the conflict and applicable laws.

●

Financial interests of investment professionals—PGIM Fixed Income investment professionals from time to time invest in certain investment vehicles that it manages, including exchanged-traded funds (“ETFs”), mutual funds and (through a retirement plan) collective investment trusts. Also, certain of these investment vehicles are options under the 401(k) and deferred compensation plans offered by Prudential Financial, Inc. In addition, the value of grants under PGIM Fixed Income’s long-term incentive plan and targeted long-term incentive plan is affected by the performance of certain client accounts. As a result, PGIM Fixed Income investment professionals have financial interests in accounts managed by PGIM Fixed Income and/or that are related to the performance of certain client accounts.

●

Non-discretionary/limited discretion accounts—PGIM Fixed Income provides non-discretionary and limited discretion investment advice to some clients and manages others on a fully discretionary basis. Trades in non-discretionary accounts or accounts where discretion is limited could occur before, in concert with, or after PGIM Fixed Income executes similar trades in its discretionary accounts. The non-discretionary/limited discretion clients may be disadvantaged if PGIM Fixed Income delivers investment advice to them after it initiates trading for the discretionary clients, or vice versa.

How PGIM Fixed Income Addresses These Conflicts of Interest. PGIM Fixed Income has developed policies and procedures reasonably designed to address the conflicts of interest with respect to its different types of side-by-side management described above.

●

Each quarter, the chief investment officer/head of PGIM Fixed Income holds a series of meetings with the senior portfolio manager and team responsible for the management of each of PGIM Fixed Income’s investment strategies. At each of these quarterly investment strategy review meetings, the chief investment officer/head of PGIM Fixed Income and the strategy’s portfolio management team review and discuss the investment performance and performance attribution for each client account managed in the strategy. These meetings generally are also attended by the head of the investment risk management group or his designee and a member of the compliance group, among others.

●

In keeping with PGIM Fixed Income’s fiduciary obligations, its policy with respect to trade aggregation and allocation is to treat all of its client accounts fairly and equitably over time. PGIM Fixed Income’s trade management oversight committee, which generally meets quarterly, is responsible for providing oversight with respect to trade aggregation and allocation. Its compliance group periodically reviews a sampling of new issue allocations and related documentation to confirm compliance with the trade aggregation and allocation procedures. In addition, the compliance and investment risk management groups review forensic reports regarding new issue and secondary trade activity on a quarterly basis. This forensic analysis includes such data as the: (i) number of new issues allocated in the strategy; (ii) size of new issue allocations to each portfolio in the strategy; (iii) profitability of new issue transactions; (iv) portfolio turnover; (v) and metrics related to large and block trade activity. The results of these analyses are reviewed and discussed at PGIM Fixed Income’s trade management oversight committee meetings. The procedures above are designed to detect patterns and anomalies in PGIM Fixed Income’s side-by-side management and trading so that it may assess and improve its processes.

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PGIM Fixed Income has procedures that specifically address its side-by-side management of certain long/short and long only portfolios. These procedures address potential conflicts that could arise from differing positions between long/short and long only portfolios. In addition, lending opportunities with respect to securities for which the market is demanding a slight premium rate over normal market rates are allocated to long only accounts prior to allocating the opportunities to long/short accounts.

Conflicts Related to PGIM Fixed Income’s Affiliations. As an indirect wholly-owned subsidiary of Prudential Financial, Inc., PGIM Fixed Income is part of a diversified, global financial services organization. PGIM Fixed Income is affiliated with many types of U.S. and non-U.S. financial service providers, including insurance companies, broker-dealers, commodity trading advisors, commodity pool operators and other investment advisers. Some of its employees are officers of and/or provide services to some of these affiliates.

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Conflicts Related to Investment of Client Assets in Affiliated Funds. PGIM Fixed Income invests client assets in funds that it manages or subadvises for one or more affiliates. PGIM Fixed Income also invests cash collateral from securities lending transactions in some of these funds. These investments benefit both PGIM Fixed Income and its affiliate through increasing assets under management and fees.

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Conflicts Related to Referral Fees to Affiliates. From time to time, PGIM Fixed Income has arrangements where PGIM Fixed Income compensates affiliated parties for client referrals. PGIM Fixed Income currently has arrangements with an affiliated entity which provide for payments to an affiliate if certain investments by others are made in certain of PGIM Fixed Income’s products or if PGIM Fixed Income establishes certain other advisory relationships. These investments benefit both PGIM Fixed Income and its affiliates through increasing assets under management and fees.

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Conflicts Related to Co-investment by Affiliates.    PGIM Fixed Income affiliates provide initial funding to or otherwise invest in certain vehicles it manages. When certain of its affiliates provide “seed capital” or other capital for a fund, they generally do so with the intention of redeeming all or part of their interest at a future point in time or when they deem that sufficient additional capital has been invested in that fund.

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The timing of a redemption by an affiliate could benefit the affiliate. For example, the fund may be more liquid at the time of the affiliate’s redemption than it is at times when other investors may wish to withdraw all or part of their interests.

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In addition, a consequence of any withdrawal of a significant amount, including by an affiliate, is that investors remaining in the fund will bear a proportionately higher share of fund expenses following the redemption.

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PGIM Fixed Income could also face a conflict if the interests of an affiliated investor in a fund it manages diverge from those of the fund or other investors. For example, PGIM Fixed Income affiliates, from time to time, hedge some or all of the risks associated with their investments in certain funds PGIM Fixed Income manages. PGIM Fixed Income may provide assistance in connection with this hedging activity.

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Insurance Affiliate General Accounts. Because of the substantial size of the general accounts of PGIM Fixed Income’s affiliated insurance companies (the “Insurance Affiliates”), trading by these general accounts, including PGIM Fixed Income’s trades on behalf of the accounts, may affect the market prices or limit the availability of the securities or instruments transacted. Although PGIM Fixed Income does not expect that the general accounts of affiliated insurers will execute transactions that will move a market frequently, and generally only in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients.

PGIM Fixed Income believes that the conflicts related to its affiliations described above are mitigated by its allocation policies and procedures, its supervisory review of accounts and its procedures with respect to side-by-side management, including of long only and long/short accounts.

Conflicts Related to Financial Interests and the Financial Interests of Affiliates

Prudential Financial, the general accounts of the Insurance Affiliates, PGIM Fixed Income and other affiliates of PGIM at times have financial interests in, or relationships with, companies whose securities or related instruments PGIM Fixed Income holds, purchases or sells in its client accounts. Certain of these interests and relationships are material to PGIM Fixed Income or to the Prudential enterprise. At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by PGIM Fixed Income on behalf of PGIM Fixed Income’s client accounts. For example:

●	PGIM Fixed Income invests in the securities of one or more clients for the accounts of other clients.

●	PGIM Fixed Income’s affiliates sell various products and/or services to certain companies whose securities PGIM Fixed Income purchases and sells for PGIM Fixed Income clients.

●	PGIM Fixed Income invests in the debt securities of companies whose equity is held by its affiliates.

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PGIM Fixed Income’s affiliates hold public and private debt and equity securities of a large number of issuers. PGIM Fixed Income invests in some of the same issuers for other client accounts but at different levels in the capital structure. For example:

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Affiliated accounts have held and can in the future hold the senior debt of an issuer whose subordinated debt is held by PGIM Fixed Income’s clients or hold secured debt of an issuer whose public unsecured debt is held in client accounts. See “Investment at different levels of an issuer’s capital structure” above for additional information regarding conflicts of interest resulting from investment at different levels of an issuer’s capital structure.

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To the extent permitted by applicable law, PGIM Fixed Income can also invest client assets in offerings of securities the proceeds of which are used to repay debt obligations held in affiliated accounts or other client accounts. PGIM Fixed Income’s interest in having the debt repaid creates a conflict of interest. PGIM Fixed Income has adopted a refinancing policy to address this conflict.

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Certain of PGIM Fixed Income’s affiliates’ directors or officers are directors, or officers of issuers in which PGIM Fixed Income invests from time to time. These issuers could also be service providers to PGIM Fixed Income or its affiliates.

●	In addition, PGIM Fixed Income can invest client assets in securities backed by commercial mortgage loans that were originated or are serviced by an affiliate.

In general, conflicts related to the financial interests described above are addressed by the fact that PGIM Fixed Income makes investment decisions for each client independently considering the best economic interests of such client, under the circumstances.

Conflicts Arising Out of Legal and Regulatory Restrictions.

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At times, PGIM Fixed Income is restricted by law, regulation, executive order, contract or other constraints as to how much, if any, of a particular security it can purchase or sell on behalf of a client, and as to the timing of such purchase or sale. Sometimes these restrictions apply as a result of its relationship with Prudential Financial and other affiliates. For example, PGIM Fixed Income does not purchase securities issued by Prudential Financial or other affiliates for client accounts.

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In certain instances, PGIM Fixed Income’s ability to buy or sell or transact will be constrained as a result of its receipt of material, non-public information, various insider trading laws and related legal requirements. For example, PGIM Fixed Income would generally be unable to (i) invest in, (ii) divest securities of or (iii) share investment analysis regarding companies for which it possesses material, non-public information, and such inability (which could last for an uncertain period of time until the information is no longer deemed material or non-public) can result in it being unable buy, sell or transact for one or more client accounts or to take other actions that would otherwise be to the benefit of one or more clients).

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PGIM Fixed Income faces conflicts of interest in determining whether to accept material, non-public information. For example, PGIM Fixed Income has sought with respect to the management of investments in certain loans for clients, to retain the ability to purchase and sell other securities in the borrower’s capital structure by remaining “public” on the loan. In such cases, PGIM Fixed Income will seek to avoid receiving material, non-public information about the borrowers to which an account can or expects to lend or has lent (through assignments, participations or otherwise), which could place an account at an information disadvantage relative to other accounts and lenders. Conversely, PGIM Fixed Income has chosen to receive material, non-public information about certain borrowers for its clients that invest in bank loans, which has restricted its ability to trade in other securities of the borrowers for its clients that invest in corporate bonds.

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PGIM Fixed Income’s holdings of a security on behalf of its clients are required, under certain regulations, to be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting or ownership thresholds. These aggregated holdings are centrally tracked and PGIM Fixed Income or Prudential Financial can choose to restrict purchases, sell existing positions, or otherwise restrict, forgo, or limit the exercise of rights to avoid crossing such thresholds because of the potential consequences to PGIM Fixed Income or Prudential Financial if such thresholds are exceeded.

Conflicts Related to Investment Consultants. Many of PGIM Fixed Income’s clients and prospective clients retain investment consultants (including discretionary investment managers and OCIO providers) to advise them on the selection and review of investment managers (including with respect to the selection of investment funds). PGIM Fixed Income has dealings with these investment consultants in their roles as discretionary managers or non-discretionary advisers to their clients. PGIM Fixed Income also has independent business relationships with investment consultants.

PGIM Fixed Income provides investment consultants with information about accounts that it manages for the consultant’s clients (and similarly, PGIM Fixed Income provides information about funds in which such clients are invested), in each case pursuant to authorization from the clients. PGIM Fixed Income also provides information regarding its investment strategies to investment consultants, who use that information in connection with searches that they conduct for their clients. PGIM Fixed Income often responds to requests for proposals in connection with those searches.

Other interactions PGIM Fixed Income has with investment consultants include the following:

●	it provides advisory services to the proprietary accounts of investment consultants and/or their affiliates, and advisory services to funds offered by investment consultants and/or their affiliates;

●	it invites investment consultants to events or other entertainment hosted by PGIM Fixed Income;

●	it purchases software applications, market data, access to databases, technology services and other products or services from certain investment consultants; and

●	it sometimes pays for the opportunity to participate in conferences organized by investment consultants.

PGIM Fixed Income will provide clients with information about its relationship with the client’s investment consultant upon request. In general, PGIM Fixed Income relies on the investment consultant to make the appropriate disclosure to its clients of any conflict that the investment consultant believes to exist due to its business relationships with PGIM Fixed Income.

A client’s relationship with an investment consultant could result in restrictions in the eligible securities or trading counterparties for the client’s account. For example, accounts of certain clients (including clients that are subject to ERISA) can be restricted from investing in securities issued by the client’s consultant or its affiliates and from trading with, or participating in transactions involving, counterparties that are affiliated with the investment consultant. In some cases, these restrictions could have a material impact on account performance.

Conflicts Related to Service Providers. PGIM Fixed Income retains third party advisors and other service providers to provide various services for PGIM Fixed Income as well as for funds that PGIM Fixed Income manages or subadvises. Some service providers provide services to PGIM Fixed Income or one of PGIM Fixed Income’s funds while also providing services to other

PGIM units, other PGIM-advised funds, or affiliates of PGIM, and negotiate rates in the context of the overall relationship. PGIM Fixed Income can benefit from negotiated fee rates offered to its funds and vice versa. There is no assurance, however, that PGIM Fixed Income will be able to obtain advantageous fee rates from a given service provider negotiated by its affiliates based on their relationship with the service provider, or that PGIM Fixed Income will know of such negotiated fee rates.

Conflicts Related to Valuation and Fees.

When client accounts hold illiquid or difficult to value investments, PGIM Fixed Income faces a conflict of interest when making recommendations regarding the value of such investments since its fees are generally based on the value of assets under management. PGIM Fixed Income could be viewed as having an incentive to value investments at higher valuations. PGIM Fixed Income believes that its valuation policies and procedures mitigate this conflict effectively and enable it to value client assets fairly and in a manner that is consistent with the client’s best interests. In addition, separately managed account clients often calculate fees based on the valuation of assets provided by their custodian or administrator.

Conflicts Related to Securities Lending and Reverse Repurchase Fees.

When PGIM Fixed Income manages a client account and also serves as securities lending agent or engages in reverse repurchase transactions for the account, PGIM Fixed Income is compensated for its securities lending and reverse repurchase services by receiving a portion of the proceeds generated from the securities lending and reverse repurchase activities of the account. PGIM Fixed Income could, therefore, be considered to have an incentive to invest in securities that would generate higher securities lending and reverse repurchase returns, even if these investments were not otherwise in the best interest of the client account. In addition, if PGIM Fixed Income is acting as lending agent and providing reverse repurchase services, PGIM Fixed Income may be incented to select the less costly alternative to increase its revenues.

Conflicts Related to Long-Term Compensation. As a result of the long-term incentive plan and targeted long-term incentive plan, PGIM Fixed Income’s portfolio managers from time to time have financial interests related to the investment performance of some, but not all, of the accounts they manage. For example, the performance of some client accounts is not reflected in the calculation of changes in the value of participation interests under PGIM Fixed Income’s long-term incentive plan. This may be because the composite representing the strategy in which the account is managed is not one of the composites included in the calculation or because the account is excluded from a specified composite due to guideline restrictions or other factors. In addition, the performance of only a small number of its investment strategies is covered under PGIM Fixed Income’s targeted long-term incentive plan. To address potential conflicts related to these financial interests, PGIM Fixed Income has procedures, including trade allocation and supervisory review procedures, designed to confirm that each of its client accounts is managed in a manner that is consistent with PGIM Fixed Income’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. For example, PGIM Fixed Income’s chief investment officer/head reviews performance among similarly managed accounts on a quarterly basis during a series of meetings with the senior portfolio manager and team responsible for the management of each investment strategy. These quarterly investment strategy review meetings generally are also attended by the head of the investment risk management group or his designee and a member of the compliance group, among others.

Conflicts Related to the Offer and Sale of Securities. Certain of PGIM Fixed Income’s employees offer and sell securities of, and interests in, commingled funds that it manages or subadvises. Employees offer and sell securities in connection with their roles as registered representatives of an affiliated broker-dealer, officers of an affiliated trust company, agents of the Insurance Affiliates, approved persons of an affiliated investment adviser or other roles related to such commingled funds. There is an incentive for PGIM Fixed Income’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to it. In addition, such sales could result in increased compensation to the employee.

Conflicts Related to Trading – Personal Trading by Employees. Personal trading by PGIM Fixed Income employees creates a conflict when they are trading the same securities or types of securities as PGIM Fixed Income trades on behalf of its clients.

This conflict is mitigated by PGIM Fixed Income’s personal trading standards and procedures.

Conflicts Related to Outside Business Activity. From time to time, certain of PGIM Fixed Income employees or officers engage in outside business activity, including outside directorships. Any outside business activity is subject to prior approval pursuant to PGIM Fixed Income’s personal conflicts of interest and outside business activities policy. Actual and potential conflicts of interest are analyzed during such approval process. PGIM Fixed Income could be restricted in trading the securities of certain issuers in client portfolios in the unlikely event that an employee or officer, as a result of outside business activity, obtains material, non-public information regarding an issuer.

Item  9  – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers –               None.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these                 procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures—Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	PGIM High Yield Bond Fund, Inc.

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	September 20, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	September 20, 2021

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	September 20, 2021